UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
__________________________________________________
Filed by the Registrant ☒  Filed by a Party other than the Registrant  ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12
AURINIA PHARMACEUTICALS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

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AURINIA PHARMACEUTICALS INC.
#1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada

April 15, 2022
Dear Valued Shareholder,
You are cordially invited to attend the annual general meeting (the "Meeting") of shareholders of Aurinia Pharmaceuticals Inc. (the “Company”) to be held on May 17, 2022 at 12:00 p.m., Eastern Time. Due to the public health impact of the COVID 19 pandemic and to support the health and well-being of our shareholders, employees, management and directors, the Meeting will be a completely virtual meeting of shareholders. You can attend the Meeting by visiting https://web.lumiagm.com/435513610 (password (case sensitive): aurinia2022). Registered shareholders and their duly appointed proxyholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

At the Meeting, you will be asked to consider and vote on the proposals set forth in the enclosed management information circular and proxy statement relating to the Meeting. The Company’s board of directors unanimously recommends a vote “FOR” proposals 1, 2 and 3 as set forth in the management information circular and proxy statement.
Whether or not you plan to remotely attend the Meeting, it is important that your common shares be represented and voted at the Meeting. Accordingly, after reading the management information circular and proxy statement, please vote via the Internet, telephone or by mail by following the voting instructions included in the management information circular and proxy statement. If you hold your shares in “street name” through a broker, bank or other nominee, please vote in accordance with the instructions provided by such nominee.
The Company has fixed the close of business on April 14, 2022 as the record date for the determination of shareholders entitled to notice of, and to vote on the matters proposed at the Meeting and any adjournment or postponement thereof.
Thank you for your continued support.

Very truly yours,

/s/ Peter Greenleaf
Peter Greenleaf
Director, President and Chief Executive Officer

If you have any questions or require assistance voting, please contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 Outside North America), or by email at assistance@laurelhill.com.

AURINIA PHARMACEUTICALS INC.
#1203 - 4464 Markham Street
Victoria, BC V8Z 7X8 Canada
Notice of Annual General Meeting of Shareholders
To Be Held On May 17, 2022
Dear Shareholder:
NOTICE is hereby given that the Annual General Meeting (the “Meeting”) of shareholders of Aurinia Pharmaceuticals Inc. (the “Company”) will be held as a virtual-only meeting via live audio webcast online using the LUMI meeting platform at https://web.lumiagm.com/435513610 (password (case sensitive): aurinia2022) on Tuesday, May 17, 2022, at 12:00 PM, Eastern Time, for the following purposes:

1.to elect nine directors listed in the attached management information circular and proxy statement each to serve until the 2023 annual general meeting of shareholders or until their qualified successor has been duly elected or appointed;

2.to approve the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as independent registered public accounting firm of the Company until the close of the 2023 annual general meeting of shareholders or until a successor is appointed;
3.to approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation set forth in the attached management information circular and proxy statement; and
4.to transact such further and other business as may properly be brought before the Meeting or any adjournment or postponement thereof.
Management of the Company is soliciting proxies on the accompanying form of proxy (the “Proxy”). Whether or not you plan to attend the Meeting virtually, we encourage you to vote and submit your Proxy by telephone, via the Internet or by mail to avoid delays and ensure that as large a representation of shareholders as possible may be had at the Meeting. Specific details of the matters being put before the Meeting are set forth in more detail in the accompanying management information circular and proxy statement.
The Company's board of directors ("Board") has determined that only holders of record of the common shares of the Company at the close of business on April 14, 2022 will be entitled to vote in respect of the items set out in this notice of meeting at the Meeting. The Board has also determined 12:00 PM, Eastern Time, on May 13, 2022 or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting as the time before which proxies to be used or acted upon at the Meeting or any adjournment thereof must be deposited with the Company’s transfer agent. Failure to properly complete or deposit a Proxy may result in its invalidation.
DATED this 15th day of April, 2022.

By Order of the Board of Directors,

/s/ Peter Greenleaf
Peter Greenleaf
Director, President and Chief Executive Officer

You are cordially invited to attend the Meeting virtually. Whether or not you expect to attend the Meeting, please complete, date, sign and return the proxy that was mailed to you, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the Meeting. Please note, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the Meeting (instead of doing so in advance), you must obtain a legal proxy issued in your name from the holder of record.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2022: We are delivering to all shareholders paper copies of all proxy materials. In addition, a complete set of proxy materials relating to the Meeting is available on the Internet. These materials, consisting of the Notice of Annual General Meeting of Shareholders and accompanying management information circular and proxy statement, our Annual Report on Form 10-K for the year ended December 31, 2021 and proxy card, are available under our profiles at www.sedar.com, www.edgar.gov, and our website, https://ir.auriniapharma.com/all-sec-filings.

Voting is Easy. Vote Well in Advance of the Proxy Deadline on May 13, 2022 at 12:00 p.m. (ET)

Questions or Require Voting Assistance?
Contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 Outside North America), or by email at assistance@laurelhill.com.

AURINIA PHARMACEUTICALS INC.
#1203 - 4464 Markham Street
Victoria, BC V8Z 7X8 Canada
MANAGEMENT INFORMATION CIRCULAR AND PROXY STATEMENT
FOR THE 2022 ANNUAL GENERAL MEETING OF SHAREHOLDERS
To be Held on May 17, 2022

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of this Management Information Circular and Proxy Statement (the “Proxy Statement/Circular”)?
This Proxy Statement/Circular is being furnished because the Board of Directors (the “Board”) of Aurinia Pharmaceuticals Inc. (sometimes referred to as the “Company” or “Aurinia”) is soliciting your proxy to vote at the 2022 Annual General Meeting of shareholders, or at any adjournments or postponements thereof (the “Meeting”) to be held on Tuesday, May 17, 2022 at 12:00 p.m. Eastern Time. The Proxy Statement/Circular is first being mailed on or about April 21, 2022 to all shareholders of record entitled to vote at the Meeting.
Who do I contact if I have questions or need assistance in voting my shares?
Aurinia has retained Laurel Hill Advisory Group as its proxy solicitation agent. Shareholders can reach Laurel Hill toll free within North America at 1-877-452-7184 (1-416-304-0211 Outside North America), or by email at assistance@laurelhill.com.
How do I attend, participate in, and ask questions during the virtual Meeting online?

Due to the public health impact of the COVID-19 pandemic and to support the health and well-being of our shareholders, employees, management and directors, this year’s Meeting will be our third time hosting a completely virtual meeting of shareholders, which will be conducted solely online via live audio webcast. Any shareholder can attend the virtual Meeting live online at https://web.lumiagm.com/435513610. The password for the meeting is aurinia2022 (case sensitive). There is no physical location for the Meeting. The meeting will start at 12:00 p.m. Eastern Time on Tuesday, May 17, 2022. We recommend that you log in at least 15 minutes before the scheduled start time on May 17, 2022 to ensure you are logged in when the Meeting begins. Registered shareholders and duly appointed proxyholders attending the virtual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. To participate in the Meeting, you will need to review the information included in this Proxy Statement/Circular and on your proxy card.
You are entitled to participate in the Meeting only if you were a registered shareholder of the Company as of the close of business on April 14, 2022 (the "Record Date"), or if you hold a valid proxy for the Meeting. No physical meeting will be held.
You will be able to attend the Meeting online by visiting https://web.lumiagm.com/435513610. Registered shareholders as of the Record Date and their duly appointed proxyholders also will be able to vote their shares and submit their questions online by attending the Meeting by live audio webcast.
If you hold your shares through an intermediary, such as a bank, broker or other nominee, you must register in advance using the instructions below.

To help ensure that we have a productive and efficient meeting, and in fairness to all shareholders in attendance, you will also find posted our rules of conduct for the Meeting when you log in prior to its start. These rules of conduct will include the following guidelines:
•Only registered shareholders of record as of the Record Date for the Meeting and their proxyholders may submit questions or comments electronically through the meeting portal.
•Please direct all questions to Stephen Robertson, our Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer.
•Please include your name and affiliation, if any, when submitting a question or comment.
•Limit your remarks to one brief question or comment that is relevant to the Meeting and/or our business.
•Questions may be grouped by topic by our management.
•Questions may also be ruled as out of order or not responded to if they are, among other things, irrelevant to our business or the business of the Meeting, related to pending or threatened litigation, disorderly, repetitious of statements already made, or in furtherance of the speaker’s own personal, political or business interests.
•Be respectful of your fellow shareholders and Meeting participants.
•No audio or video recordings of the Meeting are permitted.
It is important to note that if you are participating in the virtual Meeting, you must remain connected to the Internet at all times during the Meeting in order to vote when balloting commences. It is your responsibility to ensure Internet connectivity for the duration of the Meeting.

How do I register to attend the Meeting virtually on the Internet?
If you are a registered shareholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the proxy card that you received.

If you are a beneficial shareholder with shares held through an intermediary, such as a bank, broker or other nominee, and wish to vote online at the Meeting (or have a third party vote on your behalf at the live webcast), you need to strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the voting instruction form (the “VIF”). Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.

You must also register yourself or the third party as a proxyholder by visiting www.investorvote.com by 12:00 p.m. (Eastern Time) on May 13, 2022 and provide Computershare with your or the third party’s contact information so that Computershare may provide you or the third party with a username via email shortly after this deadline. Without a username, you or the third party will not be able to vote or ask questions at the Meeting.

For U.S. beneficial owners, to register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and email address to Computershare using the below contact information. Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 p.m., Eastern Time, on May 13, 2022.

You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be directed to Computershare at the following:
By email:
Forward the email from your bank, broker or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:
Computershare
Attention: Proxy Department
100 University Avenue, 8th Floor
Toronto, Ontario, M5J 2Y1

By fax:

1-866-249-7775 for faxes sent from within Canada and the U.S. (or 1-416-263-9524 for faxes sent from outside Canada and the U.S.)
Who can vote at the Meeting?
Only shareholders of record at the close of business on April 14, 2022 (defined above as the "Record Date"), will be entitled to vote at the Meeting. On the Record Date, there were 141,741,580 common shares issued and outstanding. Each common share entitles the holder to one vote with respect to each matter submitted to shareholders at the Meeting. Each shareholder is entitled to appoint any other person to represent them at the Meeting, and at any adjournment thereof. If a shareholder wishes to appoint a person or company other than the nominees presented by the Board, they may do so by inserting the name of their chosen proxyholder in the space provided and as instructed on the Proxy.
Shareholder of Record: Shares Registered in Your Name
If on the Record Date your shares were registered directly in your name with our transfer agent, Computershare Trust Company of Canada, then you are a shareholder of record.
As a shareholder of record, you may vote online at the Meeting or vote by proxy. Whether or not you plan to attend the Meeting, we urge you to ensure that your vote is counted by voting by proxy over the telephone or on the Internet as instructed below, or voting by proxy using a proxy card.
If you have any questions or require assistance voting, please contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 Outside North America), or by email at assistance@laurelhill.com.
Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on the Record Date your shares were not held in your name, but rather in an account at a bank, broker or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Meeting. As a beneficial owner of your shares, you have the right to direct your broker or other agent as to how to vote the shares in your account. As a beneficial owner, you are invited to attend the Meeting, however, since you are not the shareholder of record, you may not vote your shares online at the Meeting unless you request and obtain a valid proxy from your broker or other agent (see above "How do I register to attend the Meeting virtually on the Internet?").

If you have any questions or require assistance voting, please contact our proxy solicitation agent, Laurel Hill Advisory Group toll free within North America at 1-877-452-7184 (1-416-304-0211 Outside North America), or by email at assistance@laurelhill.com.
In accordance with National Instrument 54-101 - Communications with Beneficial Owners of Securities of a Reporting Issuer ("NI 54-101"), the Company is distributing copies of the material related to the Meeting to clearing agencies and intermediaries for distribution to non-registered holders. Such agencies and intermediaries must forward the material related to the Meeting to non-registered holders. Management of the Company also intend to pay for intermediaries to forward the Meeting materials to objecting beneficial owners under NI 54-101.

What am I voting on?

This Proxy Statement/Circular describes the proposals on which we would like you, as a shareholder, to vote at the Meeting. This Proxy Statement/Circular provides you with information on the proposals, as well as other information about us, so that you can make an informed decision as to whether and how to vote your shares.
At the Meeting, shareholders will act upon the following three proposals:

Proposal 1
To elect to the Board the following nine nominees presented by the Board: Dr. George M. Milne, Jr., Dr. Daniel Billen., R. Hector MacKay-Dunn, Peter Greenleaf, Joseph P. Hagan, Dr. David R.W. Jayne, Jill Leversage, Timothy P. Walbert and Dr. Brinda Balakrishnan, each to serve until the 2023 annual general meeting of shareholders or until their qualified successor has been duly elected or appointed.

Proposal 2
To appoint PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2023 annual general meeting of shareholders or until a successor is appointed.

Proposal 3	To approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation set forth in this Proxy Statement/Circular.
In addition, shareholders will receive the financial statements of the Company for the fiscal year ended December 31, 2021, including the auditor’s report thereon (shareholders will not be asked to vote on this matter).
What if another matter is properly brought before the Meeting?
As of the date of this Proxy Statement/Circular, our Board knows of no other matters that will be presented for consideration at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the management designated proxy holder (identified on your proxy card) to vote on those matters in accordance with their best judgment.
How do I vote?
You may either vote “For” each of the nominees to the Board or you may “Withhold” your vote for any nominee you specify. For the appointment of the auditor, you may vote “For”, “Against” or "Abstain". For each of the other matters to be voted on, you may vote “For” or “Against” or "Abstain".
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record, you may vote online at the Meeting, vote by proxy over the telephone or through the Internet, or vote by proxy using your proxy card. Whether or not you plan to attend the Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Meeting. If you attend the Meeting and decide to vote online during the Meeting even if you have already voted by proxy, you may vote online pursuant to the provided instructions. Doing so will revoke your prior vote.
•To vote online during the Meeting, follow the provided instructions to join the Meeting at https://web.lumiagm.com/435513610, starting at 12:00 p.m. Eastern Time on Tuesday, May 17, 2022. The webcast will open prior to the start of the Meeting and we recommend that you log in at least 15 minutes before the Meeting to ensure you are logged in when the Meeting begins.
•To vote using the proxy card, simply complete, sign and date the proxy card delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Meeting by 12:00 p.m. (Eastern Time) on

May 13, 2022, or no later than 48 hours (excluding Saturdays, Sundays and holidays) before any adjournment or postponement of the Meeting, we will vote your shares as you direct.
•To vote over the telephone, dial toll-free 1-866-732-8683 using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number from the proxy card.
•To vote through the Internet, go to www.investorvote.com to complete an electronic proxy card. You will be asked to provide the control number from the proxy card.
Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Nominee
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee, you should have received voting instructions from that organization rather than from us. Simply follow the voting instructions to ensure that your vote is counted. Aurinia may utilize Broadridge’s QuickVoteTM service to assist eligible shareholders with voting their shares directly over the phone.
Should you wish to vote online at the Meeting (or have a third party vote on your behalf via live webcast), you need to strike out the names of the management designees and insert your or a third party’s name into the appropriate space on the VIF. Do not fill out your voting instructions. Follow the instructions for submitting the VIF by the appropriate deadline, as the instructions and deadline may vary depending on the intermediary. It is important that you comply with the signature and return instructions provided by your intermediary.
For U.S. Beneficial Owners, to register to attend the Meeting online by webcast, you must submit proof of your proxy power (legal proxy) reflecting your holdings in the Company, along with your name and email address to Computershare using the contact information set out above. Requests for registration must be labeled as “Legal Proxy” and be received no later than 12:00 p.m., Eastern Time, on May 13, 2022.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share you owned as of the Record Date.
What happens if I do not vote?
Shareholder of Record: Shares Registered in Your Name
If you are a shareholder of record and do not vote by completing your proxy card, by telephone, through the Internet or online at the Meeting, your shares will not be voted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If you are a beneficial owner of shares registered in the name of your broker, bank, or other nominee (sometimes referred to as shares held in “street name”) and you do not provide instructions how to vote your shares, in accordance with section 153 of the Business Corporation Act (Alberta) (the "ABCA") your broker, bank or other nominee is not permitted to vote your shares.
What if I return a proxy card or otherwise vote without marking voting selections?
If you are a shareholder of record and return a signed and dated proxy card without marking voting selections, your shares will be voted, as applicable:
•“For” the election to the Board the following nine nominees presented by the Board: Dr. George M. Milne, Jr., Dr. Daniel Billen, R. Hector MacKay-Dunn, Peter Greenleaf, Joseph P. Hagan, Dr. David R.W. Jayne, Jill Leversage,

Timothy P. Walbert and Dr. Brinda Balakrishnan, each to serve until the 2023 annual general meeting of Shareholders or until their qualified successor has been duly elected or appointed.
•“For” the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2023 annual general meeting of shareholders or until a successor is appointed.
•“For” the approval, on a non-binding advisory basis, of a “say on pay” resolution regarding the Company’s approach to executive compensation.
If any other matter is properly presented at the Meeting, your proxy holder (named on your proxy card) will vote your shares using their best judgment.
Can I submit a question for the Meeting?

Shareholders who attend the Meeting and log in as a registered shareholder using their control number will have an opportunity to submit questions in writing during a portion of the Meeting. Instructions for submitting a question during the Meeting will be provided on the Meeting website. We will endeavor to answer as many submitted questions as time permits; however, we reserve the right to exclude questions regarding topics that are not pertinent to Meeting matters or company business or are, in our determination, inappropriate. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Any questions that are appropriate and pertinent to the Meeting but cannot be answered during the Meeting due to time constraints will be answered and posted on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com, as soon as practicable after the Meeting.

What should I do if I need technical support during the Meeting?
The Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Attendees should ensure they have a strong Internet connection, allow plenty of time to log in, and can hear streaming audio prior to the start of the Meeting.
If you experience any technical difficulties accessing the Meeting or during the Meeting, please call the toll-free number that will be available on our virtual shareholder login site at https://web.lumiagm.com/435513610 for assistance. We will have technicians ready to assist you with any technical difficulties you may have beginning 15 minutes prior to the start of the Meeting, and the technicians will be available through the conclusion of the Meeting. Additional information regarding matters addressing technical and logistical issues, including technical support during the Meeting, will be available on the Meeting website.
Who is paying for this proxy solicitation?
We will pay for the entire cost of soliciting proxies associated with this Proxy Statement/Circular. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We have also engaged Laurel Hill Advisory Group to assist us in connection with the solicitation of proxies and communications with shareholders, recommending corporate governance best practices, where applicable, liaising with advisory firms, developing and implementing shareholder communication strategies and advice with respect to the Meeting and proxy protocol. In connection with these services, Laurel Hill is expected to receive a fee of CAD$35,000, plus taxes and expenses.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy card to ensure that all of your shares are voted.
Can I change my vote after submitting my proxy?
Shareholder of Record: Shares Registered in Your Name
Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:
•You may submit another properly completed proxy card with a later date.

•You may grant a subsequent proxy by telephone or through the Internet.
•You may send a timely written notice that you are revoking your proxy to our Corporate Secretary at Aurinia Pharmaceuticals Inc., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada. Notice must be received prior to the commencement of the Meeting in order to be timely.
•You may virtually attend the Meeting and vote online at the meeting. Simply attending the Meeting will not, by itself, revoke your proxy. Even if you plan to attend the Meeting, we recommend that you also submit your proxy or voting instructions or vote by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Meeting.
Your most current proxy card or telephone or Internet proxy is the one that is counted.
Beneficial Owner: Shares Registered in the Name of Broker or Bank
If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by your broker, bank or other nominee in order to change your vote or revoke your proxy.
When are shareholder proposals and director nominations due for next year’s annual meeting?
From time to time, shareholders may present proposals, including to nominate a candidate to serve on the Board of the Company, that may be proper subjects to add to the agenda for consideration at a general meeting of shareholders. Under Section 136 of the ABCA and the regulations thereto, shareholders who hold, in the aggregate, at least 1% of the voting power in the Company, or shares whose fair market value at close of business on the day before the shareholder submits the proposal is at least $2,000, and have held them for the 6 month period preceding the submission of the proposal, may submit a request to include an item to the agenda, provided the requested item is appropriate for presentation at a general meeting and for consideration by the shareholders. The proposal must have support from shareholders holding at least 5% of the voting power in the Company to be validly submitted. The proposal must be submitted at least 90 days before the anniversary date of the last annual meeting of the Company's shareholders (being February 16, 2023 for the 2023 annual general meeting of shareholders, based on the planned date for the Meeting).
In addition, shareholder proposals may be submitted for inclusion in a proxy statement under Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under Rule 14a-8 of the Exchange Act, to be eligible for inclusion in the Company’s proxy materials for the 2023 annual general meeting of Shareholders, shareholder proposals must be received by the Company not later than December 22, 2022, which is 120 days prior to the 12-month anniversary of the date this Proxy Statement/Circular was first released to shareholders with respect to the Meeting. In addition, Rule 14a-8 proposals must otherwise comply with the requirements of the rule, including minimum shareholding requirements for the proposer in order for a shareholder proposal to be valid. This date will change if the date of 2023 Annual General Meeting of Shareholders is 30 calendar days earlier or later than May 17, 2023.
Accordingly, shareholders should submit any proposals for inclusion in the Company’s proxy materials prior to December 22, 2022 to be in compliance with both requirements.
The Company’s by-laws include advance notice provisions (the “Advance Notice Provisions”) that require that advance notice must be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders other than pursuant to: (i) a “proposal” made in accordance with the ABCA; or (ii) a requisition of the shareholders made in accordance with the ABCA.
Among other things, the Advance Notice Provisions fix a deadline by which holders of record of common shares must submit director nominations to the secretary of the Company prior to any annual or special meeting of shareholders and sets forth the specific information a shareholder must include in the written notice to the secretary of the Company for an effective nomination to occur. No person will be eligible for election as a director unless nominated in accordance with the provisions of the Advance Notice Provisions.
In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

The foregoing is merely a summary of the Advance Notice Provisions, and is not comprehensive and is qualified by the full text of such provisions. The full text of such provisions is set out in Section 14 of our Amended and Restated By-law No. 2, which is filed as Exhibit 3.2 on our Form 8-K filed on April 27, 2021, which can be found at www.sec.gov.
Proposals should be addressed to: Aurinia Pharmaceuticals Inc., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada, Attn: Corporate Secretary.
We received no shareholder proposals for the Meeting. In addition, the deadline to provide valid notice of any director nominations according to the Advance Notice Provisions was April 14, 2022. As of the date hereof, the Company has not received any nominations for director from any third party.

How are votes counted?

Votes will be counted by the scrutineer appointed for the Meeting, who will separately count, for proposal 1, votes "For" or "Withhold"; with respect to proposal 2, votes “For”, "Against” or "Abstain"; and with respect to proposal 3, votes “For,” "Against" or "Abstain". No broker non-votes will be counted.
What are “broker non-votes”?
When a beneficial owner of shares held in “street name” does not give instructions to his or her bank, broker or other nominee holding the shares as to how to vote on a matter, under the ABCA the bank, broker or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

As a reminder, if you are a beneficial owner of shares held in “street name,” in order to ensure your shares are voted, you must provide voting instructions to your bank, broker or other nominee holding the shares by the deadline provided in the materials you receive from your bank, broker or other nominee.

How many votes are needed to approve each proposal?
On each proposal to be voted upon, shareholders have one vote for each share owned as of the Record Date. Votes will be counted by the scrutineer. The following table summarizes vote requirements and the effect of abstentions and broker non-votes:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1	The election to the Board of Directors the following nine nominees presented by the Board: Dr. George M. Milne, Jr., Dr. Daniel Billen, R. Hector MacKay-Dunn, Peter Greenleaf, Joseph P. Hagan, Dr. David R.W. Jayne, Jill Leversage, Timothy P. Walbert and Dr. Brinda Balakrishnan.
Directors will individually be elected by a plurality of the votes cast at the Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. If you select “WITHHOLD” with respect to the election of a nominee, your vote will not be counted as a vote cast for the purposes of electing such nominee but will be considered in the application of the Company’s Majority Voting Policy. In order not to be subject to the application of our Majority Voting Policy, as further described on page 21, each director nominee must receive more “FOR” votes than “WITHHOLD” votes.
			None	None

2	To approve the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the close of the 2023 Annual General Meeting of shareholders or until a successor is appointed.
FOR votes from the holders of a majority of votes cast on the question. For purposes of this proposal, votes cast at the Meeting include only those votes cast “FOR” the appointment of the proposed independent registered public accounting firm. If you vote “FOR” the appointment of the proposed independent registered public accounting firm, your vote will be cast accordingly. If you select “AGAINST” or "ABSTAIN" your vote will not be counted as a vote cast for purposes of appointing the proposed independent registered public accounting firm.
			None	None

3	To approve, on a non-binding advisory basis, a “say on pay” resolution regarding the Company’s executive compensation.
FOR votes from the holders of a majority of votes cast on the question. Although this is an advisory vote, the Board will consider the results of the advisory vote when considering future decisions related to such proposal.
			None	None

What is the quorum requirement?
A quorum of shareholders is necessary for the transaction of business at any meeting of shareholders. A quorum will be present if at least two (2) shareholders, each being a shareholder entitled to vote or a duly appointed proxy or representative for any absent shareholder so entitled, who hold, in the aggregate, no less than thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Company carrying voting rights at the meeting. On the Record Date, there were 141,741,580 shares outstanding and entitled to vote. Thus, the holders of at least 47,247,193 shares must be present via remote attendance or represented by proxy at the Meeting to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend online at the Meeting. If there is no quorum, the holders of a majority of shares present at the Meeting via virtual attendance or represented by proxy may adjourn the Meeting to another date.
How can I find out the Meeting voting results?
Preliminary voting results will be announced at the Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the Meeting. If final voting results are not available to us in time to file a current report on Form 8-K within four business days after the Meeting, we intend to file a current report on Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended current report on Form 8-K to publish the final results.

RECEIPT OF FINANCIAL STATEMENTS
At the Meeting, shareholders will receive and consider the financial statements of the Company for the year ended December 31, 2021 and the auditor’s report thereon, but no vote by the shareholders with respect thereto is required or proposed to be taken.
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This management information circular / proxy statement and the accompanying letter (together, the "Meeting Materials") contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which are subject to the “safe harbor” created by those sections, as well as “forward-looking information” as defined in applicable Canadian securities laws. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including those set forth below and in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Annual Report").
A statement is forward-looking when it uses what we know and expect today to make a statement about the future. Forward-looking statements may include words such as “anticipate”, “believe”, “intend”, “expect”, “goal”, “may”, “outlook”, “plan”, “seek”, “project”, “should”, “strive”, “target”, “could”, “continue”, “potential”, “estimated”, "would", and "will" or the negative of such terms or comparable terminology. You should not place undue reliance on the forward-looking statements, particularly those concerning anticipated events relating to the development, clinical trials, regulatory approval, and marketing of LUPKYNISTM (voclosporin) or any other aspect of our business and the timing or magnitude of those events, as they are inherently risky and uncertain.
These forward-looking statements include, but are not limited to, statements concerning the following:
•our plans and expectations and the timing of commencement, enrollment, completion and release of results of clinical trials;
•our belief in the accuracy of our net revenue guidance of $115-$135 million in sales during fiscal 2022;
•our belief in the timing of receipt of the EMA approval for sales of LUPKYNIS;
•the potential impact of COVID-19 on our business operations, nonclinical and clinical trials, regulatory timelines, supply chain, and potential commercialization; and
•our belief that we will file Investigational New Drug Applications (INDs) for AUR200 and AUR300 in 2023.

Such statements reflect our current views with respect to future events and are subject to risks and uncertainties and are necessarily based on a number of estimates and assumptions that, while considered reasonable by management, as at the date of such statements, are inherently subject to significant business, economic, competitive, political, regulatory, legal, scientific and social uncertainties and contingencies, many of which, with respect to future events, are subject to change. The factors and assumptions used by management to develop such forward-looking statements include, but are not limited to:
•the assumption that we will be able to obtain approval from regulatory agencies on executable development programs with parameters that are satisfactory to us;
•the assumption that recruitment to clinical trials will occur as projected;
•the assumption that we will successfully complete and enroll our clinical programs in compliance with good clinical practices (GCP) on a timely basis and meet regulatory requirements for approval of marketing authorization applications and new drug approvals, as well as favorable product labeling;
•the assumption that the planned studies will achieve positive results;
•the assumptions regarding the costs and expenses associated with our clinical trials and commercialization of LUPKYNIS;
•the assumption that regulatory requirements and commitments will be maintained;
•the assumption that we will be able to meet good manufacturing practice (GMP) standards and manufacture and secure a sufficient supply of LUPKYNIS on a timely basis to successfully complete the development and commercialization of LUPKYNIS;
•the assumption that our patent portfolio is sufficient and valid;
•the assumption that we will be able to extend our patents to the fullest extent allowed by law, on terms most beneficial to us;
•the assumptions about future market activity;
•the assumption that there is a potential commercial value for LUPKYNIS and other indications for voclosporin;
•the assumption that another company will not violate our intellectual property rights or regulatory exclusivity periods;
•the assumption that our current good relationships with our suppliers, service providers and other third parties will be maintained;
•the assumption that we will be able to attract and retain a sufficient amount of skilled staff; and
•the assumption that our third party service providers and partners will comply with their contractual obligations.

It is important to know that:
•actual results could be materially different from what we expect if known or unknown risks affect our business, or if our estimates or assumptions turn out to be inaccurate. As a result, we cannot guarantee that any forward-looking statement will materialize and, accordingly, you are cautioned not to place undue reliance on these forward-looking statements; and
•forward-looking statements do not take into account the effect that transactions or non-recurring or other special items announced or occurring after the statements are made may have on our business. Accordingly, the expected impact cannot be meaningfully described in the abstract or presented in the same manner as known risks affecting our business.

The factors discussed below and other considerations discussed in the "Risk Factors" section of our 2021 Annual Report could cause our actual results to differ significantly from those contained in any forward-looking statements.

If our forward-looking statements prove to be inaccurate, the inaccuracy may be material. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by us or any other person that we will achieve our objectives and plans in any specified time frame or at all. Any forward-looking statement made by us speaks only as of the date of the Meeting Materials or as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

In addition, statements that “we believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the filing date of the Meeting Materials, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.
We qualify all of our forward-looking statements by these cautionary statements.

PROPOSAL 1
ELECTION OF DIRECTORS

The following section states the names of all of the persons proposed to be nominated by the Company for election as directors, their municipality, province or state and country of residence, their age, their principal occupation, their position in the Company (if any), and the period during which each proposed nominee has served as a director.

The persons named in the Proxy intend to cast the votes to which the shares represented by such Proxy are entitled FOR the election of each of the nominees to the Board set forth in this Proxy Statement/Circular, unless otherwise directed by the shareholders instructing them.

The Company is not aware that any of the below nominees will be unable or unwilling to serve; however, should the Company become aware of such an occurrence before the election of directors takes place at the Meeting, if one of the persons named in the Proxy is appointed as proxy holder, it is intended that the discretionary power granted under such Proxy will be used to vote for any substitute nominee or nominees whom the Company in its discretion may select.

Directors are elected by a plurality of the votes of the holders of shares present by remote attendance or represented by proxy and entitled to vote on the election of directors. Accordingly, the nine nominees receiving the highest number of affirmative votes will be elected. However, in order not to be subject to the application of our Majority Voting Policy, as further described below, each director nominee must receive more “FOR” votes than “WITHHOLD” votes. Holders of proxies solicited by this Proxy Statement/Circular will vote the proxies received by them as directed on the proxy card or, if no direction is made, for the election of the Board’s nine nominees. If elected, each director will hold office until the next annual meeting of shareholders or until their successor is duly elected, unless their office is vacated earlier in accordance with the by-laws of the Company or the ABCA.

Nominees for Election

Our Governance & Nomination Committee of the Board ("G&N Committee") and our Board seek to assemble a board that, as a whole, possesses the appropriate balance of professional and industry knowledge, financial expertise and high-level management experience necessary to oversee and direct our business. To that end, our Board has identified and evaluated nominees in the broader context of our Board’s overall composition, with the goal of recruiting members who complement and strengthen the skills of other members and who also exhibit integrity, collegiality, sound business judgment and other qualities that our Board views as critical to effective functioning of our Board. The brief biographies below include information, as of the date of this Proxy Statement/Circular, regarding the specific and particular experience, qualifications, attributes or skills of each director or nominee that qualify such director or nominee to serve on our Board.

Name, Province, State and Country of Residence	Date First Elected / Appointed	Age	Present Principal Occupation	Position Held With the Company
Dr. George M. Milne, Jr. Boca Grande, Florida United States	May 8, 2017	78
Venture Partner at Radius Ventures LLC, a venture capital firm; Lead Director at Charles River Laboratories, a pre-clinical and clinical laboratory services corporation; and Chair of Amylyx Pharmaceuticals, Inc., a pharmaceutical company
				Chairman of the Board
Peter Greenleaf Bethesda, Maryland United States	April 29, 2019	52	President and Chief Executive Officer ("CEO") of the Company	Director, President and Chief Executive Officer
Dr. David R. W. Jayne Cambridge United Kingdom	May 26, 2015	65
Professor of Clinical Autoimmunity in the Department of Medicine at the University of Cambridge, UK; fellow of the Royal Colleges of Physicians of London and Edinburgh, and the Academy of Medical Science; certified nephrologist and an Honorary Consultant Physician at Addenbrooke’s Hospital, Cambridge UK
				Director
Joseph P. Hagan La Jolla, California United States	February 7. 2018	53	President and CEO of Regulus Therapeutics Inc., a biopharmaceutical company	Director
Dr. Daniel G. Billen Mississauga, Ontario Canada	April 29, 2019	68	Retired, previously commercial GM/VP at Amgen Inc., a biotechnology company	Director
R. Hector MacKay-Dunn Vancouver, British Columbia Canada	June 26, 2019	71	Senior Partner, Farris LLP	Director
Jill Leversage Vancouver, British Columbia Canada	November 13, 2019	65	Corporate Director	Director
Timothy P. Walbert Park Ridge, Illinois United States	April 20, 2020	55	Chairman of the board, President and Chief Executive Officer of Horizon Therapeutics plc, a biotechnology company, since creating the company in 2008	Director
Dr. Brinda Balakrishnan San Francisco, California United States	June 14, 2021	42	Senior Vice President, Chief Business Development Officer of BioMarin Pharmaceutical Inc.	Director

Dr. George M. Milne, Jr., PhD, Director, Chairman of the Board

Dr. George Milne has over 30 years of experience in pharmaceutical research and product development, including over 20 years of experience as a board member and lead director of multiple biopharmaceutical companies. Dr. Milne currently serves on the boards of Amylyx Pharmaceuticals, Inc. (NASDAQ: AMLX), a pharmaceutical company, where he is the Chair, and Charles River Laboratories, Inc. (NYSE CRL), a laboratory services company, where he is the lead director. He retired from Pfizer Inc. in 2002 where he served as Executive Vice President of Global Research and Development and President, Worldwide Strategic and Operations Management. He joined Pfizer Inc. in 1970 and held a variety of positions conducting both chemistry and pharmacology research. Dr. Milne became director of the department of immunology and infectious diseases at Pfizer Inc. in 1981, was its executive director from 1984 to 1985, and was Vice President of research and development from 1985 to 1988. He was appointed Senior Vice President in 1988. In 1993, he was appointed President of Pfizer Central Research and a Senior Vice President of Pfizer Inc. with global responsibility for human and veterinary medicine research and development. Dr. Milne has also previously served on multiple corporate boards including Mettler-Toledo, Inc. (a manufacturer of laboratory instruments), MedImmune, Athersys, Biostorage Technologies, Aspreva and Conor Medsystems. Dr. Milne received his B.Sc. in Chemistry from Yale University and his Ph.D. in Organic Chemistry from Massachusetts Institute of Technology. Our Board believes Dr. Milne’s background, corporate pharmaceutical experience, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Peter Greenleaf, MBA, Director, President and CEO

Peter Greenleaf currently serves as the President, Chief Executive Officer and member of the Board since April 29, 2019. From March 2018 to April 2019, Peter served as the Chief Executive Officer and a member of the board of directors of Cerecor, Inc. (NASDAQ: CERC). From March 2014 to February 2018, Peter served as CEO and Chairman of Sucampo Pharmaceuticals, Inc. (NASDAQ: SCMP), a company that focused on the development and commercialization of medicines to meet major unmet medical needs of patients worldwide until it was sold in February 2018 to U.K. pharmaceutical giant Mallinckrodt plc. Peter also served as Chief Executive Officer and a member of the board of directors of Histogenics Corporation, a regenerative medicine company. From 2006 to 2013, Peter was employed by Medlmmune LLC, the global biologics arm of AstraZeneca, where he most recently served as President. From January 2010 to June 2013, Peter also served as President of Medlmmune Ventures, a wholly owned venture capital fund within the AstraZeneca Group. Prior to serving as President of Medlmmune, Peter was Senior Vice President, Commercial Operations of MedImmune, responsible for its commercial, corporate development and strategy functions. Peter has also held senior commercial roles at Centocor, Inc. (now Janssen Biotechnology, Johnson & Johnson) from 1998 to 2006, and at Boehringer Mannheim (now Roche Holdings) from 1996 to 1998. He is also currently a member of the board of directors of Antares Pharmaceuticals, Inc. (NASDAQ: ATRS), and was the Chairman of the board of directors of BioDelivery Sciences International, Inc (NASDAQ: BDSI) until its sale to Collegium Pharmaceuticals in March 2022. Peter earned an MBA degree from St. Joseph’s University and a BS degree from Western Connecticut State University. Our Board believes Mr. Greenleaf’s background, role with the Company, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Dr. David R.W. Jayne, MD FRCP FRCPE FMedSci, Director

Dr. David Jayne has been a Professor of Clinical Autoimmunity in the Department of Medicine at the University of Cambridge, UK since 2017. Dr. Jayne received his MBBChir in Surgery and Medicine from Cambridge University, Cambridge, England. He received postgraduate training at several London hospitals and Harvard University. He is a fellow of the Royal College of Physicians of London and Edinburgh, and the Academy of Medical Science. He is a certified nephrologist and an Honorary Consultant Physician at Addenbrooke’s Hospital, Cambridge UK. Dr. Jayne is a medical advisor to UK, U.S. and EU regulatory bodies, patient groups and professional organizations. He has published more than 400 peer-reviewed journal articles, book chapters and reviews. He was elected the first President of the European Vasculitis Society in 2011 and is a member of the ERA-EDTA immunopathology working group and he co-chairs the EULAR/ERA-EDTA task force on lupus nephritis. Dr. Jayne’s research includes investigator-initiated international trials and the introduction of newer therapies in vasculitis and SLE with collaborators on five continents. Our Board believes Dr. Jayne’s background and medical expertise in the nephrology area, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Joseph P. "Jay" Hagan, Director, Chair of the Compensation Committee

Joseph Hagan is President, Chief Executive Officer and a member of the board of directors of Regulus Therapeutics, Inc. (NASDAQ: RGLS). Jay joined Regulus Therapeutics, Inc. in January 2016 as Chief Operating Officer, Principal Financial Officer and Principal Accounting Officer and was appointed to President and Chief Executive Officer in May 2017. Jay’s career includes roles as the Executive Vice President, Chief Financial Officer and Chief Business Officer of Orexigen Therapeutics, Inc., Managing Director of Amgen Ventures and head of corporate development for Amgen Inc. Jay has led numerous strategic and financing transactions including the acquisitions of Immunex and Tularik and the spinout of Novantrone and Relyspa, as well as many other business development efforts totaling over $15 billion in value. Before joining Amgen, Jay spent five years in the bioengineering labs at Genzyme and Advanced Tissue Sciences. Jay currently serves on the board of directors of Zosano Pharma Corporation (NASDAQ: ZSAN), a publicly traded biotechnology company. He received an MBA from Northeastern University and a BS in Physiology and Neuroscience from the University of California, San Diego. Our Board believes Mr. Hagan’s background, corporate and financial pharmaceutical experience, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Dr. Daniel G. Billen, Ph.D., Director

Dr. Daniel Billen has over 40 years of experience in commercialization of pharmaceutical and biotech products both in Europe and North America. He started with Janssen Pharmaceuticals in its Belgian headquarters in cardiovascular global marketing in

1979. Dr. Billen became head of marketing and sales for Janssen Pharmaceutica’s newly formed affiliate in Canada in 1983 launching multiple products into the Canadian market. In 1991, Dr. Billen moved to Amgen Inc. to lead its Canadian operations as their first General Manager. He moved to Amgen’s headquarters in California in 2011 where he led the U.S. Commercial Operations Business Unit and later the combined Nephrology and Inflammation business unit as their VP/GM. In 2017, Dr. Billen took on the role of VP of Global Commercial initiatives with focus on the evolving US payer landscape. Dr. Billen received his PhD in chemistry from the University of Louvain in Belgium. Our Board believes Dr. Billen’s background, corporate pharmaceutical experience, as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

R. Hector MacKay-Dunn, J.D., Q.C., Director, Chair of the Governance & Nomination Committee

Mr. MacKay-Dunn has over 30 years of practice experience providing legal advice to high growth public and private companies, many of which achieving valuations exceeding $1billion over a broad range of industry sectors including life sciences, health and technology, advising on corporate domestic and cross border public and private securities offerings, mergers and acquisitions and international partnering and licensing transactions, and Boards of Directors and independent board committees on corporate governance matters. Mr. MacKay-Dunn has been recognized by Lexpert® as being among the top 100 Canada/US cross-border corporate lawyers in Canada, in the 2021 Lexpert® Special Edition of Technology; in the 2020 Lexpert® Special Editions of Global Mining and Infrastructure, and in the 2022 Canadian Legal Lexpert® Directory, by Best Lawyers in Canada in the areas of Biotech, M&A, Corporate & Securities and Tech for 2022 and Lawyer of the Year 2020 in Biotech. Mr. MacKay-Dunn received the Queen’s Counsel designation upon recommendation by the Attorney General of British Columbia for exceptional merit and contribution to the legal profession, the "AV” preeminent legal ability rating from Martindale-Hubbell, and is regularly recognized as a Leading lawyer Nationally by Chambers Canada within the Life Sciences Category. Mr. MacKay-Dunn as served as Board Member or Officer with Aspreva Pharmaceuticals Corporation, Arbutus Biopharma Corp., XBiotech Inc. and QLT Inc., the BC (British Columbia) Tech Association, Lifesciences British Columbia, Genome British Columbia and Tennis Canada. Our Board believes his background and broad legal practices as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Jill Leversage, Director, Chair of the Audit Committee

Prior to Ms. Leversage’s retirement in January 2016, she was a senior investment banker with over 30 years of experience in investment banking and private equity. She was a Managing Director, Corporate and Investment Banking for TD Securities Inc. from May 2002 to May 2011 and Former Managing Director at Highland West Capital Ltd. from June 2013 to January 2016. She currently serves on several public and private company boards, including MAG Silver Corp. (TSX/NYSE A: MAG) (a mining company) and RE Royalties Ltd. (TSXV: RE) (a finance company specializing in renewable energy). She is a fellow of the Institute of Chartered Professional Accountants of British Columbia and also a Chartered Business Valuator (ret.) of the Canadian Institute of Chartered Business Valuators. Our Board believes her background, financial experience and qualifications as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies her to serve on the Board.

Timothy P. Walbert, Director

Timothy P. Walbert has been President and Chief Executive Officer of Horizon Therapeutics plc (NASDAQ: HZNP) since 2008 and has served as Chairman of its board of directors since 2010. Prior to joining Horizon, he served as President, Chief Executive Officer and Director of IDM Pharma, Inc., a public biopharmaceutical company which was acquired by Takeda in 2009. From 2006 to 2007, Mr. Walbert served as Executive Vice President, commercial operations at NeoPharm, Inc., a public biopharmaceutical company. From 2001 to 2005, he served as divisional Vice President and General Manager, immunology, where he led the global development and launch of the multi-indication biologic HUMIRA and divisional Vice President, global cardiovascular strategy at Abbott, now AbbVie. From 1998 to 2001, Mr. Walbert served as Director, CELEBREX North America and arthritis team leader, Asia Pacific, Latin America and Canada at G.D. Searle & Company, now Pfizer. From 1991 to 1998, he also held sales and marketing roles with increasing responsibility at G.D. Searle, Merck & Co., Inc. and Wyeth, now Pfizer. He serves on the board of directors of the Illinois Biotechnology Innovation Organization (IBIO), the Biotechnology Innovation Organization (BIO), World Business Chicago and the Greater Chicago Arthritis Foundation. He is a member of the Illinois Innovation Council, the National Organization for Rare Disorders (NORD) Advisory Board and serves on the Board of Trustees of Muhlenberg College. Mr. Walbert received his Bachelor of Arts in Business from Muhlenberg College, in Allentown, Pennsylvania. Our Board believes Mr. Walbert’s background and corporate biopharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies him to serve on the Board.

Dr. Brinda Balakrishnan, M.D., Ph.D., Director

Dr. Balakrishnan has been at BioMarin Pharmaceeutical Inc. (NASDAQ: BMRN) since 2016, currently serving as Senior Vice President, Chief Business Development Officer. Prior to joining BioMarin, Dr. Balakrishnan was the co-founder and Vice President of corporate strategy and product development at Vision Medicines, Inc., a start-up focused on developing treatments for rare ophthalmic diseases. Before Vision Medicines, she spent two years as a consultant at McKinsey & Company in the healthcare practice, serving clients across small biotech, large pharma, and healthcare provider groups on topics related to corporate strategy, corporate and business development, and operations. Prior to McKinsey, Dr. Balakrishnan was in business development at Genzyme.

Dr. Balakrishnan earned a B.S. degree from the Massachusetts Institute of Technology (MIT) in chemical engineering and a Ph.D. from MIT in biomedical engineering and chemical engineering. She also earned her M.D. degree from Harvard Medical School and conducted her medical training in internal medicine at Beth Israel Deaconess Medical Center in Boston, a Harvard hospital. Our Board believes Dr. Balakrishnan's background, corporate pharmaceutical experience as well as the variety of skills identified in the table set out below under "Skills Matrix" qualifies her to serve on the Board.

Skills Matrix
The Company’s director nominees bring a number of skills and experience to the Board. The image below gives a snapshot of the top skills of each director nominee. You can read about each nominee in the director nominee profiles above.

	Dr. George M. Milne, Jr.	Peter Greenleaf	Jill Leversage	Dr. David R.W. Jayne	Joseph P. Hagan	Dr. Daniel G. Billen	R. Hector MacKay-Dunn	Timothy P. Walbert	Dr. Brinda Balakrishnan
Management/operations	√	√	√	√	√	√		√	√
CEO/CFO/COO experience		√	√		√			√
Industry experience	√	√		√	√	√	√	√	√
Commercialization	√	√			√	√		√
Manufacturing/supply chain	√	√			√	√		√
Government relations	√	√		√		√	√	√
Finance/financial industry		√	√		√	√	√	√	√
Accounting/auditing		√	√		√
Risk management	√				√	√	√	√
Strategy development	√	√			√	√	√	√	√
Mergers & acquisitions	√	√	√		√	√	√	√	√
Legal/regulatory	√	√					√	√
Corporate governance	√	√	√		√	√	√	√
Capital markets		√	√		√		√	√	√
Executive compensation	√	√	√		√	√	√	√
Information technology		√						√
Research/development	√	√		√	√	√		√	√
Clinical development	√	√		√	√			√	√
Business development	√	√	√		√	√	√	√	√

Board Diversity Matrix

The following table sets out voluntarily disclosed information regarding certain diversity elements for our Board of Directors.

Board Size
Total Number of Directors		9
	Female	Male	Non-Binary	Did not Disclose Gender
Gender:
Directors	2	7	—	—
Number of Directors who identify in Any of the Categories Below:
Asian	1	—	—	—
White	1	7	—	—
LGBTQ+	—	—	—	—
Persons with Disabilities	—	—	—	—

Majority Voting Policy
The Company has adopted a Majority Voting Policy where if, with respect to any particular nominee being voted on for election at any meeting where shareholders vote on the uncontested election of directors, the number of shares withheld exceeds the number of shares voted in favor of the nominee, then for purposes of the Majority Voting Policy the nominee shall be considered not to have received the support of the shareholders, even though duly elected as a matter of corporate law. If a director receives more withheld votes than for votes at the election of directors, pursuant to our Majority Voting Policy such director is required to forthwith tender their resignation. An uncontested election means the number of director nominees for election is the same as the number of directors to be elected to the Board. Within 90 days of the relevant shareholders’ meeting, the Board will make its determination whether or not to accept the resignation and issue a press release either announcing the resignation of the director or explaining the reasons justifying its decision not to accept the resignation. The Board will accept the resignation absent exceptional circumstances and such resignation will be effective when accepted by the Board. A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or any committee at which the resignation is considered.
The directors have agreed to comply with the Company’s Majority Voting Policy, pursuant to the language in such policy “Any future nominees for election to the Board will be asked to agree to comply with this policy before they are nominated for election, or otherwise appointed, to the Board.”

Advance Notice Requirements
The Company’s by-laws include advance notice provisions (the "Advance Notice Provisions") that require that advance notice must be provided to the Company in circumstances where nominations of persons for election to the Board are made by shareholders other than pursuant to: (i) a "proposal" made in accordance with the ABCA; or (ii) a requisition of the shareholders made in accordance with the ABCA.
Among other things, the Advance Notice Provisions fix a deadline by which holders of record of common shares must submit director nominations to the secretary of the Company prior to any annual or special meeting of shareholders and sets forth the specific information a shareholder must include in the written notice to the secretary of the Company for an effective nomination to occur. No person will be eligible for election as a director unless nominated in accordance with the provisions of the Advance Notice Provisions.
In the case of an annual meeting of shareholders, notice to the Company must be made not less than 30 nor more than 65 days prior to the date of the annual meeting; provided, however, in the event that the annual meeting is to be held on a date that is less than 60 days after the date on which the first public announcement of the date of the annual meeting was made, notice may be made not later than the close of business on the tenth day following such public announcement.

In the case of a special meeting of shareholders (which is not also an annual meeting), notice to the Company must be made not later than the close of business on the tenth day following the day on which the first public announcement of the date of the special meeting was made.
The Board may, in its sole discretion, waive any requirement of the Advance Notice Provisions.
The deadline to provide valid notice of any director nominations according to the Advance Notice Provisions was April 14, 2022. As of the date hereof, the Company has not received any nominations for director from any third party.
Required Vote
Directors will individually be elected by a plurality of the votes cast at the Meeting by the holders of shares present in person or represented by proxy and entitled to vote on the election of directors. However, under our Majority Voting Policy, as further described above, a director is required to forthwith tender their resignation if the director receives more ‘WITHHOLD” votes than “FOR” votes. Abstentions will have no effect and broker non-votes will not be counted.

Our Board of Directors unanimously recommends
that you vote “FOR” each named nominee.

INFORMATION REGARDING THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE
Corporate Governance Highlights and Guidelines

We recognize the importance of a good framework for sound, long-term oriented governance. We are committed to the highest standards of corporate governance and generally align our corporate governance with the best practice principles. We highlight our following best practices with regard to governance:

✓ Majority of the Board is independent (88.9% under US/Nasdaq rules; 77.8% under Canadian rules)	✓ Annual board and committee self- evaluation	✓ Majority voting in uncontested elections
✓ Presiding Chairman is an independent director	✓ Proxy access	✓ No poison pill in effect
✓ Separate Non-Executive Board Chair and CEO roles	✓ Annual director elections	✓ Stock ownership guidelines for directors
✓ Independent Audit, Compensation and Governance & Nomination Committees	✓ Regular executive sessions of independent directors	✓ Regular director refreshment
Independence of the Board of Directors
Applicable Nasdaq rules require a majority of a listed company’s board of directors to be comprised of independent directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent and that audit committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. The Nasdaq independence definition includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees, that neither the director nor any of his family members has engaged in various types of business dealings with us and that the director is not associated with the holders of more than 5% of our common shares. In addition, under applicable Nasdaq rules, a director will only qualify as an “independent director” if, in the opinion of the listed company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
Our Board has determined that all of our directors, except Peter Greenleaf, are independent directors, as defined under applicable Nasdaq rules. In making such determination, our Board considered the relationships that each such non-employee director has with our Company and all other facts and circumstances that our Board deemed relevant in determining his or her independence, including the beneficial ownership of our capital stock by each non-employee director. Mr. Greenleaf is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company.
Pursuant to applicable Canadian securities laws, our Board has determined that all of our directors, except Peter Greenleaf and Dr. Billen, are independent directors. Mr. Greenleaf is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company. Dr. Billen is considered to not be independent by virtue of having been a consultant to the Company in the past three years and the amount of compensation he received as a consultant to the Company. Dr. Billen's compensation as a consultant was below the allowable threshold for directors under applicable Nasdaq rules, but above the threshold under applicable Canadian securities laws.
There are no family relationships among any of our directors or executive officers.
Board Leadership Structure
Our Board has an independent Chairman, Dr. George M. Milne, Jr. who has authority, among other things, to preside over Board meetings, and shall have such powers and duties as may from time to time be assigned by the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board. We believe that separation of the positions of Chairman and

Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs. In addition, we believe that having an independent Chairman creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of our Board to monitor whether management’s actions are in our best interests. As a result, we believe that having an independent Chairman can enhance the effectiveness of our Board as a whole. Dr. Milne also leads all meetings of non-employee directors, which are held regularly to allow for the exercise of independent consideration by the Board.
Role of the Board in Risk Oversight
One of the key functions of our Board is informed oversight of our risk management process. Our Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole, as well as through various standing committees of our Board that address risks inherent in their respective areas of oversight. Our Audit Committee is responsible for overseeing the management of risks associated with our financial reporting, accounting and auditing matters, as well as business related risks (such as leadership, continuity, and matters relating to our commercial activities), reviewing as required our processes around the management and monitoring of such risks, as well as conducting a risk assessment review. As an additional measure, the G&N Committee conducts an annual review of all of our corporate governance and Board related policies and charters, and recommends any updates that may be applicable to the full Board for approval. Both the Board as a whole and the various standing committees receive periodic reports from the standing committees, as well as incidental reports as matters may arise. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board as quickly as possible. Separately, as a result of the COVID-19 pandemic, we have and may in the future experience disruptions that could severely impact our business, preclinical studies, clinical trials and commercial operations. Given the evolving nature of the pandemic, our senior management and our Board are communicating and meeting more frequently to monitor potential business impacts and further strategic planning.
Meetings of the Board of Directors
In 2021, our Board met six times, the Audit Committee met six times, the G&N Committee met four times, the Compensation Committee met five times, and the Standing Research Committee met three times (prior to being disbanded on June 16, 2021). Each Board and committee member attended at least 75% of the aggregate number of meetings of the Board and of the committees on which they served, held during the portion of the last fiscal year for which they were directors or committee members, respectively. The Company’s independent directors met 6 times in regularly scheduled executive sessions during fiscal year 2021, at which only independent directors were present in compliance with applicable Nasdaq listing standards. Dr. Milne, the Chairman of our Board, presided over the executive sessions. The Company does not require members of the Board to attend its annual meeting of shareholders; however, Daniel Billen, Joseph P. Hagan, David Jayne, Jill Leversage, Hector MacKay-Dunn, George Milne, Timothy Walbert and Peter Greenleaf (being all of the Directors who were nominated for election at our last annual meeting) attended the Company’s last annual meeting of shareholders held on June 7, 2021.
The following table sets forth the number of meetings held by the Board and each of its committees during the fiscal year ended December 31, 2021, and the attendance of each Director (in the case of committees of the Board, the attendance of each member of such committees) at those meetings.

Director	Board	Audit	Compensation	Governance and Nomination	Research
Peter Greenleaf	6/6	-	-	-	-
Dr. David R.W. Jayne	6/6	-	-	4/4	3/3
Dr. George M. Milne, Jr.	6/6	6/6	-	4/4	-
Joseph P. Hagan	6/6	6/6	5/5	-	-
Dr. Michael Hayden(1)	1/1	-	2/2	-	2/2
Dr. Daniel Billen	6/6	-	-	-	3/3
R. Hector MacKay-Dunn	6/6	-	5/5	4/4	-
Jill Leversage	6/6	6/6	-	-	-
Timothy P. Walbert	6/6	-	4/5	-	3/3
Dr. Brinda Balakrishnan(2)	5/5	-	3/3	-	-
(1)Dr. Michael Hayden ceased to be a director as of June 7, 2021, and therefore ceased to be a member of the Standing Research Committee and of the Compensation Committee.
(2)Dr. Brinda Balakrishnan was appointed as a director on June 14, 2021 and appointed as a member of the Compensation Committee June 16, 2021.

Information Regarding Audit, Compensation and Governance and Nomination Committees of the Board of Directors
Our Audit Committee, Compensation Committee, and G&N Committee have authority to engage legal counsel or other experts or consultants as each deems appropriate to carry out its responsibilities. Our Board has determined that each member of these committees meets the applicable Nasdaq rules and regulations and Canadian securities laws regarding “independence” and each member is free of any relationship that would impair their individual exercise of independent judgment with regard to the Company.
The following table provides our current committee membership for each of these committees.

Director	Audit	Compensation	Governance and Nomination
Dr. David R.W. Jayne			X
Dr. George M. Milne, Jr.	X		X
Joseph P. Hagan	X	X*
R. Hector MacKay-Dunn		X	X*
Jill Leversage	X*
Timothy P. Walbert		X
Dr.Brinda Balakrishnan		X
* Committee Chairperson
Report of the Audit Committee of the Board of Directors
The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with management of the Company. The Audit Committee also has discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board, ("PCAOB") and the Securities and Exchange Commission ("SEC"). The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm the accounting firm’s independence. Based on the foregoing, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s 2021 Annual Report, which was filed on February 28, 2022.
Jill Leversage, Chair
Joseph P. Hagan
Dr. George M. Milne, Jr.

The information in this Audit Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (Securities Act) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.
Report of the Compensation Committee of the Board of Directors

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement/Circular. Based on this review and discussion, the Compensation Committee has recommended to the Board that the CD&A be included in this Proxy Statement/Circular and incorporated by reference into the Company’s 2021 Annual Report, which was filed with the SEC on February 28, 2022.

Joseph P. Hagan, Chair
R. Hector MacKay-Dunn
Timothy P. Walbert
Dr. Brinda Balakrishnan

The information in this Compensation Committee Report shall not be deemed “soliciting material,” or to be “filed” with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The composition and functions of our Audit Committee, Compensation Committee and G&N Committee (and Standing Research Committee, prior to being disbanded on June 16, 2021) are described below.
Audit Committee
Our Audit Committee consists of Jill Leversage, Joseph P. Hagan and Dr. George M. Milne, Jr. Jill Leversage serves as chairperson of the Audit Committee. All members of our Audit Committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and Nasdaq. Our Board has determined that Jill Leversage is an audit committee financial expert as such term is defined by the SEC rules and has the requisite financial experience as defined by the applicable Nasdaq rules and applicable Canadian securities laws. Each of the members of our Audit Committee is “independent” as such term is defined in Rule 10A-3(b)(1) under the Exchange Act and satisfies the independent director requirements under the Nasdaq rules.
Our Audit Committee charter sets forth the responsibilities of the Audit Committee consistent with the rules and regulations of the applicable SEC and the Nasdaq rules, including the following:
•oversight of our independent registered public auditor and recommending the engagement, compensation or termination of engagement of our independent registered public accounting firm to the Board;
•recommending the engagement or termination of the person filling the office of our internal auditor;
•reviewing and recommending to the Board with respect to our annual financial statements and related disclosures;
•approving our interim unaudited financial statements;
•overseeing our whistleblower program and our Code of Conduct; and
•recommending the terms of audit and non-audit services provided by the independent registered public accounting firm for pre-approval by our Board.
Our Audit Committee provides assistance to our Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by pre-approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal control over financial reporting. Our Audit Committee also oversees the audit efforts of our independent accountants and takes those actions that it deems necessary to satisfy itself that the auditors are independent of management.
We believe that the composition and functioning of our Audit Committee complies with all applicable requirements of the Sarbanes-Oxley Act, all applicable SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
A copy of our Audit Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Compensation Committee
Our Compensation Committee consists of Joseph P. Hagan, R. Hector MacKay-Dunn, Timothy P. Walbert and Dr. Brinda Balakrishnan, with Joseph P. Hagan serving as chairperson of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee and applicable Canadian securities laws.
Our Compensation Committee charter sets forth the responsibilities of the Compensation Committee, which include:
•reviewing, evaluating and making recommendations on the employment, appointment and compensation arrangements of our CEO;
•together with our CEO, reviewing, evaluating and approving the employment, appointment and compensation arrangements for our other executive officers;

•reviewing and recommending our corporate goals;
•overseeing the administration of our Equity Incentive Plan; and
•reviewing, evaluating and making recommendations regarding the compensation and benefits for our non-employee directors.
The Company’s compensation philosophy and guiding principles are designed to:
•support the attraction, retention and engagement of global talent and talent mobility while recognizing differences across labor markets, where appropriate;
•engage our talent to achieve critical business and financial objectives, research and development ("R&D") and product milestones that are set by management and the Board, through strategically-aligned annual and long-term incentive programs, as appropriate;
•provide target total direct compensation opportunities that are generally aligned with the competitive market 50th percentile and provide both upside and downside earning potential based on company performance; and
•maintain a disciplined use of equity while appropriately recognizing performance, ensuring alignment with the competitive labor market and long-term shareholder interests.
We believe that the composition and functioning of our Compensation Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
A copy of our Compensation Committee charter is available for review on the “Investors & Media - Governance Documents” page of our Company’s website at www.auriniapharma.com.
Governance & Nomination Committee
Our G&N Committee consists of R. Hector MacKay-Dunn, Dr. George M. Milne, Jr. and Dr. David R.W. Jayne, with R. Hector MacKay-Dunn serving as chairperson of the committee. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and applicable Canadian securities laws.
Our G&N Committee charter sets forth the responsibilities of the G&N Committee, which include:
•develop and monitor our overall approach to environmental, social and corporate governance matters, on behalf of the Board;
•making recommendations to the Board regarding corporate governance matters;
•reviewing and evaluating the performance of the Board;
•selecting or recommending to the Board for selection candidates to the Board; and
•making other recommendations to the Board regarding affairs relating to our directors.
We believe that the composition and functioning of our G&N Committee complies with all SEC and Nasdaq rules and regulations and applicable Canadian securities laws. We intend to comply with future requirements to the extent they become applicable to us.
At this time, the G&N Committee does not have a written policy with regard to the consideration of director candidates recommended by shareholders. The G&N Committee believes that it is in the best position to identify, review, evaluate and select qualified candidates for Board membership. However, the G&N Committee would review any shareholder-recommended candidate in substantially the same manner as it would any other candidate, including: 1) reviewing prior experience of the candidate to determine whether they had a background that is appropriate to the Company (including corporate, medical or pharmaceutical experience); and 2) reviewing the existing skill set of the Board (as set out above for the current directors under "Skills Matrix") to determine if the candidate was meeting a gap in the existing Board's skill set. The skills set out under "Skills Matrix" are currently the broad group of skills that the Board considers desirable to be covered by directors of the Company. Any nominations by shareholders must also be conducted in compliance with the Advance Notice Provisions described under Proposal 1. If the G&N Committee (and the Board, on recommendation of the G&N Committee) determines to nominate a shareholder-recommended candidate, then the name of the shareholder-recommended candidate will be included in our proxy card for the next annual meeting.
In identifying potential candidates, the G&N Committee may take any approaches it considers reasonable. These may include canvassing existing networks of the Board and the Company's management team to identify candidates, reaching out to applicable industry groups, or employing a search firm.
Diversity Policy
The Company has adopted a written policy with respect to the identification and nomination of directors and executive officers (the "Diversity Policy"). The Diversity Policy requires that the Board consider diversity on the Board from a number of aspects, including but not limited to gender, age, ethnicity, cultural diversity and relevant experience. In addition, when assessing and identifying potential new members to join the Board or the Company’s executive team, the Board shall consider the current level of diversity on the Board and the executive team. The Board has followed the Diversity Policy in considering potential candidates for election and appointment of members of the Board and the executive team.
The G&N Committee regularly considers the Company's Diversity Policy and the diversity needs of the Company and reports to the Board as needed on the Company’s advancements related to this policy. In connection with such review, the G&N Committee considers the effectiveness of the Company’s approach to diversity and recommends to the Board any changes that it considers appropriate. The Board continues to seek more diversity on the Board and in senior executive positions. See the "Board Diversity Matrix" in Proposal 1 for further information regarding the diversity of our Board.
A copy of our G&N Committee charter is available for review on the “Investors & Media - Governance and Documents - Corporate Governance Charter” page of our Company’s website at www.auriniapharma.com.
Standing Research Committee
Our Standing Research Committee was disbanded on June 16, 2021 - its function has been replaced by a Scientific Advisory Board involving multiple outside advisors and one member of our Board, instead of being a committee of our Board. Prior to being disbanded, the Standing Research Committee consisted of Dr. Michael Hayden (until his term as a director of the Company ended on June 7, 2021), Dr. Daniel Billen, Timothy P. Walbert and Dr. David R.W. Jayne, with Dr. Michael Hayden serving as chairperson of the committee until his term ended as a director of the Company on June 7, 2021, and thereafter Dr. David R. W. Jayne served as chairperson of the committee.
Our Standing Research Committee charter set forth the responsibilities of the Standing Research Committee, which, prior to it being disbanded, included:
•providing strategic advice and support to management and the Board regarding current and planned research and development programs;
•advising the Board regarding the scientific merit of clinical or pre-clinical assets, products or technologies; and
•providing strategic advice to the Board regarding emerging science, research, development and biotech issues and trends.

Other Board Membership
The following table identifies the directors and nominees for election as directors who also act as directors for other reporting issuers.

Name	Name of Issuer	Name of Exchange of Market
Peter Greenleaf	Antares Pharma, Inc.	NASDAQ:ATRS
Dr. George M. Milne, Jr.	Charles River Laboratories International, Inc. Amylyx Pharmaceuticals Inc.	NYSE:CRL NASDAQ: AMLX
Joseph P. Hagan[1]	Zosano Pharma Corporation Regulus Therapeutics Inc.	NASDAQ:ZSAN NASDAQ:RGLS
R. Hector MacKay-Dunn	Copper Fox Metals Inc.	TSXV:CUU
Jill Leversage	Mag Silver Corp. RE Royalties Ltd.	TSX/NYSE A:MAG TSXV:RE
Timothy P. Walbert	Horizon Therapeutics plc	NASDAQ GS:HZNP
(1)We understand certain proxy advisors may consider Joseph P. Hagan to be "overboarded" on the basis of acting as a CEO and a director of one company, while acting as a director of two other companies (including Aurinia). Mr. Hagan has been an active board member for Aurinia since 2018. He has demonstrated a consistent ability to fulfill his board duties and obligations at Aurinia without exception, irrespective of his other board and management obligations, evidenced in part by his perfect Board and committee meeting attendance (including while acting as Chair of the Compensation Committee). One of his other directorships, Zosano Pharma Corp., is a clinical stage nano cap company (approximate market capitalization of $56 million at December 31, 2021). His only significant outside public company commitment is his role at Regulus Therapeutics Inc. at which he serves as both director and CEO, a role and experience that makes him valuable as a director to Aurinia.

Compensation Committee Interlocks and Insider Participation
None of our directors who serve as a member of our Compensation Committee is, or has at any time during the past year been, one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving on our Board or Compensation Committee.
Shareholder Communications with the Board of Directors
The Board expects that the views of our shareholders will be heard by the Board, its committees or individual directors, as applicable, and that appropriate responses will be provided to shareholders on a timely basis. Shareholders wishing to formally communicate with the Board, any committee of the Board, the independent directors as a group or any individual director may send communications directly to us at Aurinia Pharmaceuticals Inc., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada, Attention: Corporate Secretary. All clearly marked written communications, other than unsolicited advertising or promotional materials, are logged and copied, and forwarded to the director(s) to whom the communication was addressed. Please note that the foregoing communication procedure does not apply to (i) shareholder proposals pursuant to Exchange Act Rule 14a-8 and communications made in connection with such proposals or (ii) service of process or any other notice in a legal proceeding.

Corporate Responsibility
Our primary focus as a business is on transforming the lives of patients with devastating rare diseases. With their needs at the forefront, we strive to give patients potentially healthier and more fulfilling lives. At Aurinia, we take our corporate responsibility seriously and therefore have adopted responsible practices, which support us in working with and engaging our primary stakeholders. Our G&N Committee has the mandate to develop and monitor the Company’s overall approach to environmental, social and corporate governance (ESG) practices.
We have established a program at Aurinia called “We Care” as a way to communicate and embed our core values into all of our actions. We Create opportunity, Act responsibly, Relentlessly persevere and Execute with integrity. These values help us to focus on what is most important:
•patients with serious unmet medical needs

•science practices that are ethical and dedicated to the advancement of society
•employees that are motivated and diverse in their roles, views and contributions
•communities that are healthy and vibrant
•a planet that is thriving and strong
•risk management and ethics principles that are embedded within our organization

Patients

Our patients are our first priority. LUPKYNISTM was developed to treat adult patients with active LN, which disproportionately affects women and minority populations (mainly Black, Asian and Hispanic ethnicities). To ensure patients have the best opportunity to gain access to the meaningful benefits of LUPKYNIS, we have established Aurinia Alliance™, our comprehensive patient support program that strives to provide people living with LN – and their care partners – with personalized support, through education, tools, and resources. Aurinia Alliance offers educational resources, assistance navigating insurance and medication costs, and support throughout the entire Aurinia treatment journey. Each patient is also provided a dedicated Nurse Case Manager as their point of contact.

We also continue to investigate matters relating to LUPKYNIS and its uses. For instance, we initiated ENLIGHT-LN, a U.S.-based prospective, observational registry of adult patients with LN treated with LUPKYNIS. The registry is intended to support the interests of patients, clinicians, regulatory bodies, payers and the industry by obtaining longitudinal data on LUPKYNIS.

Consistent with our approach of putting patients at the center of everything we do, we invest heavily in resources, processes, and infrastructure aimed at optimizing access to LUPKYNIS and increasing patient affordability. Our first step in optimizing access is a commitment to responsible pricing that aligns the price of LUPKYNIS with the value it offers patients and their loved ones within our broader healthcare environment. We have internal and field-based teams dedicated to communicating the unique value of LUPKYNIS and its cost-effectiveness to payers, pharmacy benefit managers, and healthcare policy decision makers. Our efforts to increase patient affordability involve both short- and long-term initiatives.

We are committed to collaborating with industry and patient advocacy groups to increase awareness, enable earlier diagnosis, advance the development of potential new therapies, and design initiatives that address the unique challenges of patient communities. Our Government Affairs and Advocacy teams work to promote legislative and regulatory policy changes that improve access and affordability for patients. In addition to these efforts, we offer a dedicated support program, Aurinia Alliance, that’s personalized for each individual patient. Aurinia Alliance strives to provide people living with lupus nephritis, and their care partners, with educational resources, financial assistance and treatment support. We also build partnerships to serve the larger rare disease community and work with our partners to expand access to LN treatments in territories outside of the United States.

In 2021, we have strategically enhanced our ability to make a long-term impact on patient safety for LUPKYNIS through various education campaigns. As of April 2022, we have not had any product recalls for LUPKYNIS.

Science

Aurinia is a science and innovation driven company with the mission to address critical health needs in autoimmune and rare diseases with the ambition of transforming our science into life changing medicines for patients. Innovation and advancing our pipeline are key strategic pillars (along with mergers and acquisitions) to create sustained innovation that benefits the health of all.

We evaluate our R&D candidates to identify the potential to address significant public health challenges and unmet medical needs of patients, including in resource-constrained settings. Our approach involves assessing the level of disease burden that exists, the availability of alternative medications and the appropriateness of our products to improve public health. Additionally, understanding where health system infrastructure and funding mechanisms are in place is an important component of enabling safe and effective usage, which ultimately facilitates meaningful patient access. This process informs our product access solutions with the goal of making our medicines available to as many people as possible.

Our R&D priorities focus on addressing vital global health needs where we can have the greatest impact, now and in the future. We invest in R&D to address autoimmune and rare diseases that have a significant global public health burden, including in low and middle-income countries, and where emerging science suggests opportunities to substantially reduce this burden through medicines. Our R&D priorities also address the increasing need for new therapies targeted at diseases such as cardiovascular diseases, diabetes and other metabolic diseases, neurosciences and respiratory diseases.

Employees

As of December 31, 2021, we employed 244 employees in the United States, 54 employees in Canada and 5 employees in the United Kingdom, all of whom are expected to be guided by our vision and values and by an underlying set of ethical principles. As stated in the Company's Code of Ethics and Conduct ("Code of Conduct"), we are committed to treating each of our employees fairly, and to maintaining employment practices based on equal opportunity for all employees. Our Diversity Policy shows the commitment to promote cultural diversity and respect of people irrespective of age, race, color, sex, sexual preference, nationality, or physical condition. Our employees all have access to the same opportunities and should be able to develop their career. We also strive to ensure gender balance that in 2021 saw 54% of our employees represented by women, against 46% of men representation.

We are committed to providing safe and healthy working conditions and an atmosphere of open communication for all of our employees. In response to the COVID-19 pandemic, we quickly implemented safety and health standards and protocols for our employees while continuing to offer a safe environment as an essential service to our customers. Our employees have been working from home since March 2020 but have also been empowered with the option of working from the office if they so choose. Our offices are provided with personal protective equipment (including access to COVID-19 test kits), other equipment and enhanced cleaning supplies, and, as and when recommended by the applicable Centers for Disease Control or mandated by local regulations, we require our employees to adhere to appropriate protocols for social distancing, limiting density, reporting and documenting exposures and wearing masks. We have followed the guidance provided by local medical authorities for each of our office locations in respect of appropriate measures to implement, or cease the implementation of, in respect of the COVID-19 pandemic. We have also established periodic sessions dedicated to mental health to help our employees manage stress and anxiety during this unprecedented time.

While our Compensation Committee has the primary responsibility of overseeing our human capital management activities (including assessing the effectiveness of employee programs and advising management with regard to establishing our strategic goals and overall human resource strategies), other Board committees also have responsibilities that impact our human capital management as outlined in their respective charters. Within management, our human resources function has global management responsibility for advising and assisting the business on human resource matters and executing our overall human capital management strategies.

We have defined guiding principles of our compensation philosophy that are intended to serve as a framework for informing compensation program designs relative to both Aurinia’s business strategy as well as the competitive market. Our compensation and benefit programs align with our compensation philosophy and guiding principles to ensure market competitive pay and benefit programs are designed to attract and retain world class talent in an equitable manner and our pay practices support our pay for performance culture across salary, bonus, and equity dimensions. These principles guide management’s administration and execution of compensation programs for employees below the CEO’s direct reports, as delegated by the Compensation Committee. Among the principles, our compensation programs include total direct compensation opportunities aligned with the competitive market 50th percentile and provide both upside and downside earning potential based on company performance. We also maintain a disciplined use of equity while appropriately recognizing performance, ensuring alignment with the competitive labor market and long-term shareholder interests.

We strive to engage and retain our employees throughout the employment life-cycle. We believe personal and professional improvement are two main paths in the concept of human development. All of our employees are provided with routine feedback and are assessed under our corporate performance system, which ties incentives to performance. We also believe in the importance of continuous training and improvement of competencies. In 2022, our priority is to enhance our approach to talent management.

We provide our employees with training sessions available in accordance with their specific role and career path. Considering the business where we operate, our attention for any new upcoming regulations and procedures is fundamental, which is why we have periodic sessions on compliance-related topics and specific training modules dedicated to the commercial and clinical teams. We have also defined a competitive benefit plan and other total rewards such as RRSP (Canadian Retirement Savings Plan), 401(k) (USA Retirement Savings Plan) with employer matching contribution (50 cents per $1 up to 8% of employee contribution), Smart Pension offering for the UK employees with 5% employer contribution and ESPP (Employee Stock Purchase Plan) that enables eligible employees to purchase our shares at a defined percentage discount from the fair market value. Our disability leave includes short and long-term disability specific requirements for the USA, Canada and the UK, respectively. Specifically, on the long-term disability leave we have an elimination period that varies according to the country and we defined a percentage of coverage in line with a typical disability insurance. For the UK, we also have an income protection entitlement for long term ill health.

We have no collective bargaining agreements with our employees, and we have not experienced any work stoppages.

All of our employees are required to observe high standards of business and personal ethics in the conduct of their duties and responsibilities. It is the responsibility of all of our employees to comply with our Code of Conduct and to report any actual or suspected misconduct, illegal activities or fraud. To that end, employees are encouraged to report any such activities to their supervisor or our Chief Compliance Officer. Under the oversight of the Audit Committee, we maintain a whistleblower hotline that is available to all of our employees to report (anonymously if desired) any matter of concern. Communications to the hotline (which is facilitated by an independent third party) are routed to our General Counsel (or, if the General Counsel is the subject of the communication, to the Chair of our Audit Committee) for investigation and resolution. We maintain a policy of no retaliation, where employees who report any misconduct are to be free of any harassment, retaliation or adverse employment consequence. We have also defined a Bullying and Harassment Policy with related process and procedure that is available to our employees on our internal corporate website. Any and all allegations of behaviors inconsistent with our compliance policy framework are taken seriously, investigated thoroughly and resolved in a timely manner.

Community Partnerships
Aurinia is committed to improving patient health outcomes through developing and implementing patient-centered initiatives. We seek to partner with all members of the lupus and LN communities to provide education and increase awareness about LN while also removing barriers associated with patient access to treatments and healthcare.

Through partnerships with patients, healthcare providers, and advocacy organizations, Aurinia delivers programs that empower patients to make informed decisions about their health. Our partnerships centralize around programs and campaigns that improve patient health outcomes through thoughtful approaches that target the individualized needs of those living with LN.

Throughout 2021, Aurinia executed more than 65 partnerships with advocacy organizations at both national and local levels who serve the lupus and LN communities. Sample sponsorship/partnership opportunities that align with Aurinia’s mission include:

Providing education and resources
•programs that educate patients and healthcare providers (HCPs) about LN and/or LUPKYINIS
•development or dissemination of resources that educate patients and/or HCPs about LN and/or LUPKYINS
•newsletters/print publications that educate patients and/or HCPs about LN and/or LUPKYINS

Elevating awareness
•creating and implementing social media campaigns that drive urgency to diagnose and treat lupus nephritis
•showcasing patient stories that highlight possible manifestations of LN and/or journeys through diagnosis and treatment of LN
•participation in awareness month campaigns such as Lupus Awareness Month in May and Kidney Awareness month in March to raise awareness about LN
Addressing access barriers
•Socio-economic Barriers
◦implementing innovative programs such as patient navigation that addresses social determinants of health through an individualized approach
◦designing surveys that drive thoughtful responses surrounding the unmet needs of the LN community
◦development and dissemination of resources that address socioeconomic barriers (transportation, language barriers, technology, etc.)

•Legislative Barriers
◦legislative (federal and local) campaigns that address access hurdles for patients and providers

The Planet

We seek to improve the health and sustainability of our planet. The well-being of our planet directly impacts the health of humanity. We recognize that energy, water, and materials use; greenhouse gas emissions; material and hazardous waste; and transportation are among the largest contributors to the Company’s environmental footprint. Many of our impacts on the planet are indirect – for instance, we do not manufacture the drug product, the capsules, or the packaging for LUPKYNIS ourselves, but instead do so through our manufacturing partners. Similarly, we do not transport LUPKYNIS to specialty pharmacies or specialty distributors directly, but instead do so through a third-party logistics firm. However, although our direct impact on the environment may be small, we take our (direct and indirect) role in environmental protection matters very seriously. As a first step, our facilities, manufacturing, supply chain and procurement teams began a process of collecting data across these impacted areas. Our next steps will be to establish better tracking and measurement tools, refine strategies and determine targets to drive our, and our partners’, environmental performance. The process will enable us to increase our internal and external transparency and report progress against specific goals.

The Company determined that transportation should be our first area of focus as this is one of our largest drivers of the controllable environmental footprint. We are working to enhance supply chain logistics by making it more resilient to change and making shipping more efficient. The aim is to shorten the overall journey for the final products, with significant reduction in the cost of goods and carbon footprint per batch for the LUPKYNIS European supply chain. We estimate that the total number of kilometers travelled for delivery of LUPKYNIS will be reduced by more than 88% by 2025 with direct reduction of the CO2 emissions generated along the logistics of the supply chain.

Corporate Governance and Risk Management

To ensure we deliver high quality products and services to our patients, we put in place procedures that ensure continuity of our business. We maintain a robust throughput and product liability insurance program that is reviewed and renewed at least annually. We continue to build a global supply chain strategy where we have the appropriate level of safety stock and have begun to implement secondary suppliers and sites for key production processes.

An effective control system enables companies to pursue their objectives consistently through informed decisions. As part of Aurinia’s commitment, the Company has established a consistent monitoring and control system across operations. This includes internal controls over financial reporting, good manufacturing practices (GMP), quality control and assurance within supply chain, accuracy of government reporting and routine internal audits over key functions of our business.

The Company has a proactive approach to addressing risk, helping to safeguard the long-term sustainability of its business. In particular, during 2021 we underwent a business continuity program to assess the resilience of our processes and systems against potential threats such as natural disasters as related to climate-related risks (physical risks) or cyber-attacks. The crisis management and business continuity program enabled Aurinia to refresh our list of current risks and mitigating factors and establish crisis management instructions with a detailed plan for each business department outlining critical processes, internal and external dependencies and recovery strategies.

With reference to cybersecurity, we are committed to protecting our Company’s information technology systems and have adopted a robust plan and an Information Security Policy approved in 2021 and we maintain an appropriate level of cybersecurity and ransomware insurance that is reviewed and renewed annually. The Information Security Policy, in line with best practices such as GDPR (EU Regulation on General Data Protection Regulation), manages and executes the information security framework for preserving the confidentiality, integrity, availability, and privacy of Aurinia’s information assets. Routine information security training and updates are rolled out to the employee population and metrics are tracked to ensure we have a strong security posture. An information security update is provided quarterly to the Audit Committee with a detailed reviewed performed at least annually with the Audit Committee and separately with the full Board.
Ethical Business Conduct
We have adopted the Code of Conduct, which is applicable to all of our employees, executive officers and directors. A copy of our Code of Conduct is available for review on the "Investor & Media - Governance and Documents" page of our Company's website at www.auriniapharma.com. The Audit Committee is responsible for monitoring the implementation of the Code of Conduct and must approve any material changes to or waivers of the Code of Conduct regarding our directors or executive officers, and disclosures made in the Company’s annual report in such regard. In addition, we intend to post on our website all disclosures that are required by law or the listing standards of the applicable stock exchange concerning any amendments to, or waivers from, any provision of the Code of Conduct.

All of our employees are provided with training and reference materials to reinforce this commitment to integrity and ethics in our business. This includes every employee in the Company having specific training relating to compliance with the PhRMA Code on Interactions with Health Care Professionals (which was last amended in January 2022), a voluntary code of ethics that applies to pharmaceutical company interactions with U.S. health care professionals. While not a member of PhRMA, we generally align our interactions with health care professionals in a manner consistent with the PhRMA Code.
The Code of Conduct is part of our commitment to adhere to the highest levels of ethical, compliance and legal standards and is reviewed on a regular basis to ensure that it is up to date, and that all employees, executive officers and directors have received sufficient training on it. Detailed information on other aspects of our corporate governance policies and programs are available on our website at www.auriniapharma.com.

To help foster this culture, we have a Board that is comprised of accomplished leaders from various backgrounds and a breadth of experience in scientific and corporate matters. They set our goals and make determinations on material business initiatives and decisions, as well as set the direction for our business. They also act as an oversight function for our management team. You can see the skills that each of our directors brings earlier in this proxy under the heading "Nominees for Election - Skills Matrix".
Hedging Policy

Our Insider Trading Policy prohibits our employees, executive officers, directors and other insiders from engaging in hedging transactions that involve derivative securities such as short sales, puts, calls, and other speculative transactions (excluding stock options that the Company may issue to them) with respect to our common shares at any time regardless of insider status.
Corporate Cease Trade Orders, Bankruptcies, Penalties or Sanctions
Except as otherwise disclosed below, to the knowledge of the directors and officers of the Company, no director nominee of the Company:
1.is, as at the date of this Proxy Statement/Circular, or has been, within ten years before the date of this Proxy Statement/ Circular, a director, CEO or Chief Financial Officer ("CFO") of any company, that:
a.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued while the proposed director was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
b.was subject to a cease trade order, an order similar to a cease trade order or an order that denied the relevant company access to any exemption under securities legislation that was issued after the proposed director ceased to be a director, CEO or CFO and which resulted from an event that occurred while that person was acting in the capacity as director, CEO or CFO that was in effect for a period of more than 30 consecutive days; or
2.is, as at the date of this Proxy Statement/Circular, or has been within ten years before the date of this Proxy Statement/Circular, a director or executive officer of any company, that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets;
3.has, within the ten years before the date of this Proxy Statement/Circular, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold its assets; or
4.has been subject to:
a.any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority; or
b.any other penalties or sanctions imposed by a court or regulatory body that would likely be considered important to a reasonable security holder in deciding whether to vote for a proposed director.
Timothy P. Walbert, a director of the Company, had been a director of Assertio Holdings, Inc. ("Assertio", formerly known as Zyla Life Sciences) since March 2014 and acted as Chairman of the board of Assertio Holdings, Inc. (then Zyla Life Sciences) since June 2015. On October 30, 2018, Assertio, then named Egalet Corporation (“Egalet”), entered into an asset purchase agreement with Iroko Pharmaceuticals Inc. (“Iroko”) pursuant to which Egalet acquired certain marketed products of Iroko (collectively, the “Iroko Acquisition”). The Iroko Acquisition was effectuated pursuant to the occurrence of a joint plan of reorganization related to the voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code filed by Egalet and its wholly-owned subsidiaries in the United States Bankruptcy Court for the District of Delaware on October 30, 2018. On January 14, 2019, the Court entered an order confirming the joint plan of reorganization, as modified under Chapter 11 of the Bankruptcy Code. The Iroko Acquisition was consummated, and the joint plan of reorganization became effective, on January 31, 2019. Mr. Walbert is no longer a director of Assertio.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board recommends that shareholders vote for the appointment of PricewaterhouseCoopers LLP Chartered Professional Accountants ("PwC") as the Company's independent registered public accounting firm until the close of the 2023 annual general meeting of shareholders or until a successor is appointed. PwC has audited the Company's financial statements since at least 1997. Representatives of PwC are expected to be present at the Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Principal Accountant Fees and Services
The following table represents aggregate fees billed to us for the years ended December 31, 2021 and 2020, by PwC.

	Year Ended December 31,
	2021	2020
Audit fees(1)	$834,043	$437,953
Audit-related fees(2)	94,598	80,882
Tax fees (3)	261,397	248,099
Other fees	—	—
Total fees	$1,190,038	$766,934
(1)For the years ended December 31, 2021 and 2020, these fees include professional services provided by the external auditor for the statutory audits of the annual consolidated financial statements, performing review engagement services on the Company’s quarterly financial statements and auditing internal controls over financial reporting. The increase in fees in 2021 was primarily due to the Company becoming a U.S. large accelerated filer and the adoption of Section 404(b) of the Sarbanes-Oxley Act. For the year ended December 31, 2020, the Company was only required to comply with Canadian auditing standards.
(2)These fees relate to other audit related services including professional services performed during the year ended December 31, 2021, the filing of our shelf registration statement on Form S-3, filing the prospectus supplement related to the November 2021 ATM facility and ancillary other audit related fees, and, in the year ended December 31, 2020, the July 2020 public offering and ancillary other audit related fees.
(3)These fees include professional services for tax compliance, transfer pricing assistance, tax advice and tax planning for various taxation and business development matters.
Pre-Approval Policy and Procedures
Our Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. These policies and procedures generally provide that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee.
All fees for services provided by PwC during 2021 and 2020 were pre-approved by the Audit Committee in accordance with the pre-approval policy and procedures described above.
Proposed Resolutions
It is proposed that at the Meeting the following resolution be adopted:
“RESOLVED, that the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm as the Company’s independent registered public accounting firm to hold office until the close of the 2023 annual general meeting of shareholders or until a successor is appointed, be, and hereby is, approved."

Required Vote
“For” votes from holders of a majority of votes cast on the question is required to approve the appointment of PricewaterhouseCoopers LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm to hold office until the close of the 2023 annual general meeting of the Company or until a successor is appointed. "Against" or "Abstain" votes will not be counted as a vote cast for purposes of appointing the proposed independent registered accounting firm and broker non-votes will not be counted.
Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

PROPOSAL 3
ADVISORY VOTE ON EXECUTIVE COMPENSATION

In a non-binding advisory vote on the frequency of future say on pay votes held at the annual general and special meeting of shareholders held on June 7, 2021 (the "2021 AGM"), shareholders voted in support of holding a non-binding advisory "say on pay" vote every year (as opposed to every two or three years). The Board considered the outcome of that advisory vote and determined, as was recommended with respect to the proposal by the Board in the proxy statement for the 2021 AGM, that the Company will hold future "say on pay" votes on an annual basis until the occurrence of the next advisory vote on the frequency of "say on pay" votes.

Accordingly, our Board has determined to provide shareholders the opportunity to vote on the Company's executive compensation at the Meeting. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s named executive officers ("NEOs") and the philosophy, policies and practices described in this Proxy Statement/Circular. Since the resolution is advisory in nature, it will not be binding.

The compensation of the Company’s NEOs subject to the vote is disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative disclosure contained in this Proxy Statement/Circular. As discussed in those disclosures, the Company believes that its compensation policies and decisions are focused on pay-for-performance principles and strongly aligned with the best interests of the Company, consistent with current market practices. Compensation of the Company’s NEOs is designed to enable the Company to attract and retain talented and experienced executives to lead the Company successfully in a competitive environment.

Proposed Resolutions
Accordingly, pursuant to Section 14A of the Exchange Act, the Board is asking the shareholders to indicate their support for the compensation of the Company’s NEOs as described in this Proxy Statement/Circular by casting a non-binding advisory vote “FOR” the following resolution:

“RESOLVED, on an advisory basis and not to diminish the role and responsibilities of the board of directors, that the shareholders approve the executive compensation paid to the Company's named executive officers disclosed in the Company's proxy statement for the annual general meeting of shareholders of the Company held on May 17, 2022.”

Required Vote
Because the vote is advisory, it is not binding on the Board or the Company. Nevertheless, the views expressed by the shareholders, whether through this vote or otherwise, are important to management and the Board and, accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation arrangements.

Advisory approval of this proposal requires the vote of the holders of a majority of votes cast on the question. Abstentions and broker non-votes will have no effect.

Our Board of Directors unanimously recommends
that you vote “FOR” the foregoing resolution.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information relating to the beneficial ownership of our common shares as of April 14, 2022, by:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our outstanding common shares (based on statements filed with the SEC pursuant to Section 13(d) or 13(g) of the Exchange Act);
•each of our directors and each nominee for director;
•each of our NEOs; and
•all of our directors and executive officers as a group.
Beneficial ownership is based upon 141,741,580 common shares issued and outstanding as of April 14, 2022 and determined in accordance with the rules of the SEC and includes any shares over which a person or group exercises sole or shared voting or investment power plus any shares which such person or group has the right to acquire beneficial ownership of within 60 days of April 14, 2022, whether through the exercise of options or otherwise. Unless otherwise indicated, we believe that the persons or entities identified in this table have sole voting and investment power with respect to all shares shown beneficially owned by them. Common shares issuable upon vesting of outstanding equity awards that are exercisable or subject to vesting within 60 days after April 14, 2022 are deemed beneficially owned and such shares are used in computing the percentage ownership of the person holding the awards but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted below, the address of each director and executive officer is c/o Aurinia Pharmaceuticals Inc.., #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada.

	Beneficial Ownership (1)
Name of Beneficial Owner	Number of Shares	Percent of Total
Greater than 5% shareholders
ILJIN (2)	8,277,800	5.8%

Directors and Named Executive Officers
Peter Greenleaf (3)	1,973,165	1.4%
Max Colao (4)	424,479	*
Max Donley (5)	455,674	*
Joseph Miller (6)	259,703	*
Stephen Robertson (7)	229,373	*
Dr. George M. Milne, Jr. (8)	246,347	*
Dr. David R. W. Jayne (9)	196,347	*
Joseph P. Hagan (10)	119,847	*
Dr. Daniel G. Billen (11)	146,347	*
Jill Leversage (12)	118,447	*
R. Hector MacKay-Dunn (13)	122,347	*
Timothy P. Walbert (14)	111,347	*
Dr. Brinda Balakrishnan(15)	53,291	*
All current directors and executive officers as a group (16 persons) (16)	5,281,423	3.7%
*Indicates beneficial ownership of less than 1% of the total common shares outstanding.
(1)This table is based upon information supplied by officers, directors and principal shareholders and Schedules 13D and 13G filed with the SEC.
(2)This information is based solely on the Schedule 13D/A filed on March 3, 2022 collectively by ILJIN SNT Co., Ltd. (“ILJIN SNT”), ILJIN Semiconductor Co., Ltd., ILJIN Steel Co., Ltd. (“ILJIN Steel”), ILJIN C&S Co., Ltd., Sae Kyoung Huh, and Chin Kyu Huh The aggregate amount beneficially owned by each reporting person consists of: (i) 1,445,480 common shares held by Mr. Huh, (ii) 5,708,712 common shares held by ILJIN SNT, and (iii) 1,123,608 common shares held by ILJIN Steel. The address for the investors is listed as (Dohwa-dong), 45 Maop-daero, Mapo-gu, Seoul, Korea 121-716, Attention: Young Hwa Kim.
(3)Consists of 1,940,198 options vesting or exercisable within 60 days of April 14, 2022 and 32,967 common shares owned outright.
(4)Consists of 410,984 options vesting or exercisable within 60 days of April 14, 2022 and 13,495 common shares owned outright.
(5)Consists of 439,450 options vesting or exercisable within 60 days of April 14, 2022 and 16,224 common shares owned outright.
(6)Consists of 259,093 options vesting or exercisable within 60 days of April 14, 2022 and 6,610 common shares owed outright.
(7)Consists of 217,691 options vesting and exercisable within 60 days of April 14, 2022 and 11,682 common shares owned outright.
(8)Consists of 196.347 options vesting or exercisable within 60 days of April 14, 2022 and 50,000 common shares owned outright.
(9)Consists of 166,347 options vesting or exercisable within 60 days of April 14, 2022 and 30,000 common shares owned outright.
(10)Consists of 116,347 options vesting or exercisable within 60 days of April 14, 2022 and 3,500 common shares owned outright.
(11)Consists of 126,347 options vesting or exercisable within 60 days of April 14, 2022 and 20,000 common shares owned outright.
(12)Consists of 111,347 options vesting or exercisable within 60 days of April 14, 2022 and 7,100 common shares owned outright.
(13)Consists of 111,347 options vesting or exercisable within 60 days of April 14, 2022 and 11,000 common shares owned outright.
(14)Consists of 111,347 options vesting or exercisable within 60 days of April 14, 2022.
(15)Consists of 53,291 options vesting or exercisable within 60 days of April 14, 2022.
(16)Includes shares beneficially owned by all of our current executive officers and directors as a group. Consists of 4,859,001 options vesting or exercisable within 60 days of April 14, 2022 and 422,422 common shares owned outright.

EXECUTIVE OFFICERS OF THE COMPANY
The following table sets forth information concerning our executive officers, including their ages, as of the date of this Proxy Statement/Circular.

Name of Executive Officer	Age	Position(s)
Peter Greenleaf	52	President, Chief Executive Officer and Director
Joe Miller	48	Chief Financial Officer
Massimiliano ("Max") Colao	57	Chief Commercial Officer
Matthew ("Max") Donley	53	Executive Vice President, Operations and Strategy
Robert Huizinga, PhD RN, CNeph(C)	57	Executive Vice President, Research
Michael Martin	50	Chief Business Officer
Stephen P. Robertson	40	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Neil Solomons, M.D.	54	Chief Medical Officer

The brief biographies below include information, as of the date of this Proxy Statement/Circular, regarding the specific and particular experience, qualifications, attributes or skills of each executive officer of our Company.

Peter Greenleaf, MBA, Chief Executive Officer

Refer to "Proposal 1 Board of Directors" Section for Peter Greenleaf's biography.

Joe Miller, Chief Financial Officer

Joe Miller has served as Chief Financial Officer of the Company since April 27, 2020. Joe is responsible for developing and leading the Company’s financial operations. Joe has over two decades of experience as a senior executive managing financial operations and supporting enterprise growth in companies across the health sciences, biotech and pharmaceutical sectors. Most recently, he served as Chief Financial Officer, Principal Executive Officer, and Corporate Secretary at Avalo Therapeutics, Inc. (formerly Cerecor, Inc.) from July 2018 to April 2020. At Avalo Therapeutics, he completed the acquisition of Ichorion Therapeutics, Inc., the purchase of Aevi Genomic Medicine, and facilitated a strategic transformation of the organization by leading the divestiture of the company’s commercial portfolio in a transaction with Aytu BioScience, Inc. in 2019. Joe currently serves as a director on Avalo Therapeutics’ board. Prior to Avalo Therapeutics, Joe was the Vice President of Finance at Sucampo Pharmaceuticals, Inc. from October 2015 to April 2018, where he was responsible for building out the finance organization to effectively support the company’s rapid growth, ultimately leading to the sale of the Company to Mallinckrodt plc in 2018. Prior to Sucampo Pharmaceuticals, Inc. he served in various progressive finance and management roles at QIAGEN, Eppendorf and KPMG LLP. Joe received his B.S. in accounting from Villanova University and is a Certified Public Accountant.

Massimiliano ("Max") Colao, Chief Commercial Officer

Max Colao has served as Chief Commercial Officer of the Company since February 2020. Mr. Colao has nearly 30 years of commercial operations experience. Mr. Colao led U.S. commercial operations at Alexion Pharmaceuticals Inc. from May 2014 to May 2018 and launched multiple rare disease therapies. Prior to joining Alexion, Max spent nearly 20 years at Amgen Inc., holding roles of increasing responsibility on various marketing and sales teams, most notably leading U.S. launches, commercialization, and pricing strategy in the areas of rheumatology, dermatology, and autoimmune disorders for Enbrel®, Prolia®, and Nplate®. Most recently, he was Chief Commercial Officer and Head of Business Development at Abeona Therapeutics Inc. from June 2018 to February 2020, where he led the company’s commercialization and business development efforts of autologous cell therapy and AAV9-based gene therapy for rare diseases. Max received his B.S. in applied mathematics and economics from the University of California, Los Angeles and his MBA from the University of Southern California.

Matthew ("Max") Donley, MBA, Executive Vice President, Operations and Strategy

Max Donley has served as Executive Vice President, Operations and Strategy of the Company since July 2019. He most recently led Human Resources, Information Technology and Facilities at Senseonics from December 2018 to May 2019. Prior to that, Max was Executive Vice President of Global Human Resources, Information Technology, and Corporate Strategy at Sucampo Pharmaceuticals until its acquisition in February 2018 to U.K. pharmaceutical company Mallinckrodt plc. Max also served as Executive Vice President, Human Resources and Corporate Affairs at MedImmune from July 2000 to May 2013 where he provided business-integrated leadership and delivered professional tools, programs and services to optimize MedImmune’s human capital investments worldwide. Max received his B.A. from University of Michigan and his M.B.A from George Mason University.

Michael R. Martin, Chief Business Officer

Michael Martin has served as Chief Business Officer of the Company since June 2020 and prior to that, as Chief Operating Officer since September 2013. In this role he oversees all Business Development, Licensing and Partner Management activities along with overall management of the Company's intellectual property portfolio. He was formerly CEO, director and co-founder of the privately held Aurinia Pharmaceuticals Inc. starting in May 2012, which merged in 2013 with Isotechnika Pharma Inc. Michael is a biotech/pharmaceutical executive with over 20 years of industry experience. Michael joined Aurinia from Vifor Pharma where he held the position of Director, Global Business Development & Licensing from September 2006 to June 2012. Prior to Vifor, Michael was a key member of the business development team that saw Aspreva sold to Galenica for $915M in 2007. Upon joining Aspreva in 2004, Michael initiated the strategic launch planning process for CellCept® in “less-common” autoimmune diseases. These included such indications as pemphigus vulgaris, myasthenia gravis, and LN. Prior to this, Michael held a variety of progressively senior commercial positions at Schering-Plough (now Merck). Most recently, he was responsible for the Rheumatology business unit for Remicade® in France. In this role, he had full profit and loss responsibilities and had direct responsibility for the sales team, the marketing team and the infusion access team. In addition, while at Schering-Plough, Michael was the brand manager responsible for the Canadian launch of Remicade (infliximab), which ultimately became the most successful product launch in Canadian history and the largest selling biologic ever. Michael started his career in the industry in the sales organization of Schering-Plough where he received multiple awards and recognition while rapidly progressing towards the prior mentioned roles. Michael received his B.Sc. (Biochemistry) from the University of Victoria.

Robert B. Huizinga, PhD RN, CNeph(C), Executive Vice President, Research

Robert Huizinga has served as Executive Vice President, Research of the Company since June 2020. Dr. Huizinga has more than 25 years of clinical research experience. He has managed the global clinical development of voclosporin since 2002 when he was with the Company prior to its merger with Aurinia Pharma Corp. (a private company predecessor to the Company) in September 2013. Before joining the Company, Rob was an Investigator in nephrology and transplantation clinical trials where he was involved in more than 60 clinical trials from Phase 1 through Phase 4 and the successful development of numerous compounds including CellCept®, Neoral®, Prograf®, Aranesp® and Simulect®. He has acted as a consultant to nephrology and transplantation pharmaceutical companies, has lectured extensively and is recognized as an expert in immunosuppression drug development. Rob has numerous articles published in leading medical journals, including the Lancet, Kidney International and the American Journal of Transplantation. He is a member of many professional societies related to nephrology, transplantation, and nursing, has served on many nephrology and transplantation committees and is the founder of RenalPro, a moderated forum for renal professionals. Rob has a PhD (Organizational Leadership) from Regent University, is a Registered Nurse in British Columbia, holds his certification in Nephrology, a M.Sc. in Medicine (Epidemiology) from the University of Alberta, and a member of Sigma Theta Tau (Honor Society of Nursing).

Stephen Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer

Stephen Robertson has served as Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer of the Company since November 2020. Stephen is responsible for all legal and compliance matters related to Aurinia. Stephen brings more than 13 years of corporate law experience across various roles with the law firm Borden Ladner Gervais LLP, where he had been a Partner since 2014. While there, he focused on advising clients on securities, corporate and commercial legal matters, including extensive experience with mergers and acquisitions and commercial agreements. Stephen has served as Corporate Secretary for Aurinia since 2014. Stephen received his Bachelor of Laws degree from the University of

Manitoba. He has been recognized with a number of awards and honors, including being included in the 2020 edition of the Best Lawyers in Canada for Securities Law.

Neil Solomons, MD, Chief Medical Officer

Dr. Neil Solomons has served as Chief Medical Officer of the Company since September 2013. Dr. Solomons co-founded privately-held Aurinia Pharmaceuticals Inc. in 2012. He is an experienced pharmaceutical physician with over 20 years of clinical development and medical affairs experience in both large pharma and biotech. He is a recognized expert in rare-disease drug development and is widely published in this field. Neil joined Aurinia from Vifor Pharma, formerly Aspreva Pharmaceuticals (Nasdaq:ASPV) where he held the position of Vice President, Research and Development from January 2008 to May 2013, being the lead clinician in the development of CellCept® in rare diseases. Neil led the CellCept® Clinical Development teams of over 50 people that saw the completion, reporting, and publication of studies in pemphigus vulgaris and myasthenia gravis (both industry firsts), and the successful landmark LN study called ALMS. He was responsible for all clinical development activities from Phases 1 to 3, as well as participating in the formulation of R&D strategy, portfolio management, and due diligence efforts. Prior to Vifor and Aspreva, Neil held a variety of positions at Roche in both Global Clinical Development and Medical Affairs in transplantation, virology, and auto-immune diseases. While at Roche, Dr. Solomons led a diverse team in the development and implementation of post-marketing studies for its transplantation (CellCept® and Zenapax®) and virology (Cytovene®) franchises. Neil qualified in medicine in 1991 receiving his MB BS (MD) at Guys Hospital Medical School, London. He subsequently worked as a physician in London UK, completing specialist training in anesthesia and intensive care. His research interests included sepsis and chronic pain.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
Overview of Corporate Accomplishments
Heading into 2021, we set high goals for our Company in order to achieve our mission of transforming people’s lives by delivering therapeutics that change the course of rare, autoimmune and kidney related diseases. We believe that we have exceeded our expectations and have laid a solid foundation for future growth.

# Aurinia Key Milestones

- ✓ Advancing from single-asset company to a diversified, fully-integrated biopharmaceutical organization with global reach and scale
- ✓ Established leader in care for adult patients with active LN with three years of pivotal trial results and long-term safety data
- ✓ Focused on voclosporin commercial strategy for LN
- ✓ Acquisitions of preclinical compounds AUR200 and AUR300 bolster innovation pipeline
- ✓ Strong balance sheet to fund current initiatives and FDA-related post approval commitments

**2019**

**$567M**
Market Cap

Cash Value
**$126M**

**38**
Employees focused on development

As at Dec. 31, 2019

**2020**

Entered into collaboration and license agreement with Otsuka for **development and commercialization of voclosporin in Europe and Japan**

**Transformed executive team** and key functional areas in support of the rise of commercial

**2021**

**Launched LUPKYNIS** in the U.S. the first business day post FDA-approval

Furthered ability to serve patients globally through **filing an MAA with the EMA by partner Otsuka**

Announced acquisition of two preclinical compounds: **AUR200 and AUR300**

**Presented Top-Line Data** From Aurora 2 two-year continuation study, demonstrating favorable risk/benefit profile over a three-year period

**2022**

**$3.2B**
Market Cap

Cash & Cash Equivalents of
**$466.1M**

**300+**
Employees including operations and commercial

As at Dec. 31, 2021

Aurinia

Establishing a Leadership Position in Lupus Nephritis
In our view, we are making strong progress towards our goal of making LUPKYNIS the standard of care for patients suffering from lupus nephritis (LN). We received U.S. FDA approval for LUPKYNIS to treat patients with active LN after close of business on Friday, January 22nd, 2021, and were able to launch our first commercial product the following business day, which speaks to the extraordinary launch readiness of our team. This tremendous achievement reflects both the sound planning and management of our highly skilled operations team.
Since the launch of LUPKYNIS, we have secured a total of 1,773 patient start forms (PSFs) through February 25, 2022 – which helps validate the product’s awareness, adoption and access amongst healthcare professionals and the community at large. And our fourth quarter and full year 2021 results demonstrate this success. In the fourth quarter 2021, we doubled our total revenue from the previous three quarters with increases in LUPKYNIS PSFs and improved conversion rates and payor coverage. We achieved $45.6 million annual revenue for the full year, which was in line with our revenue guidance initially provided August 5, 2021. The success of LUPKYNIS has provided us with the confidence to provide net revenue guidance of $115 - $135 million in sales during fiscal year 2022, which represents an increase of 150-200% over the prior year.
We achieved another major milestone in June 2021, together with our collaboration partner Otsuka Pharmaceutical Co. Ltd. (Otsuka), with the filing of a marketing authorization application (MAA) for the approval of voclosporin by the European Medicines Agency (EMA). This was a key step toward globalizing our business and strengthening our ability to serve patients beyond the U.S.. Upon approval by the EMA, we are eligible for up to an additional $30 million in approval related milestones, as well as low double-digit royalties on sales and revenues for the supply of product to Otsuka under a cost-plus arrangement.

These initiatives have allowed us to quickly establish a leadership position in LN. In order to solidify that position, we recognized that clinical evidence is key to driving widespread adoption of LUPKYNIS. To that end, The Lancet published the LUPKYNIS pivotal registrational study in May 2021 and in December 2021 we presented top-line data from the AURORA 2 two-year continuation study demonstrating a favorable risk/benefit profile for voclosporin over a three-year period, with safety comparable to AURORA 1, and sustained efficacy. This is the longest LN study to date. Additional data from this study is expected to be published and presented in peer-reviewed journals and/or medical meetings throughout 2022.
In addition to the progress we made with LUPKYNIS and voclosporin, we bolstered our innovation pipeline and announced the acquisition of two novel, preclinical compounds: AUR200 and AUR300. Adding these assets, as well as building out our capabilities in research, translational medicine and process development, has helped progress our transition from a single-asset company towards a diversified, fully-integrated biopharmaceutical organization with global reach and scale.
We also significantly improved our capital position as we ended the year with cash and cash equivalents of $466.1 million, which provides us with the necessary financial resources to fund our current objectives, including FDA-related post-approval commitments.
All of these initiatives were undertaken against the backdrop of COVID-19, which affected our business in a similar manner to many others around the world. The healthcare industry was one of the sectors most affected by COVID-19 because it limited patient, and sales, access to physicians. Despite this challenge and others, our employees rose to the occasion, and we believe we exceeded our high expectations. Both management and the Board are extremely proud and honored to work with such a capable and skilled group of employees.
Poised for the Next Leg of Growth
With LUPKYNIS being the first and only FDA-approved medicine for LN with three years of pivotal trial results, including long-term safety data, we are now poised for the next leg of growth.
In the first half of 2022, we expect to submit the AURORA 2 results to the FDA along with our post-marketing commitments. These will also be added to our information package being submitted to the EMA, supplementing our previously filed MAA. Product safety is our number one priority – this information will be important to prescribers in assessing the long-term benefits of using LUPKYNIS in the treatment of LN beyond one year of therapy.
We will also be continuing other LUPKYNIS clinical work this year, with the continued recruitment of patients into the VOCAL pediatric study and the setup of trial sites for the ENLIGHT-LN registry. Our goal is to initiate up to 75 sites in the U.S. for this registry study and we plan to collect and leverage real-world data to gain further knowledge about patients and LUPKYNIS. The insights we gain from this study would then be shared with clinicians and payers to improve patient care and ensure access to therapy.
Following the filing of our MAA for approval of voclosporin in June 2021, regulatory review by the EMA remains on track with a Committee for Medicinal Products for Human Use opinion, which is expected in the second half of 2022. This will be followed by a European Commission approval decision, also anticipated in the second half of 2022.
Beyond LUPKYNIS and voclosporin, our research team is focused on our pipeline of innovation assets, AUR200 and AUR300. We plan to submit Investigational New Drug applications for both compounds in 2023. The Company will leverage its development and commercial capabilities to build an innovative pipeline to address areas of rare, autoimmune and kidney related diseases, that have a high unmet medical need, as we believe this is integral for future growth and to drive long-term value for the Company.
Engaging with our Shareholders and Maintaining High Standards of Corporate Governance
In 2021, our management team made a concentrated effort to engage with our shareholders to ensure they were properly apprised of our corporate strategy, recent developments, and to hear our investors’ views on matters important to the business. Overall, we were pleased by the support of our investor-base and were happy to discuss our company’s progress on multiple fronts over the past year, as well as future growth initiatives and other topics of interest, such as Aurinia’s corporate governance and our approach to Environmental, Social and Governance (ESG) matters.
ESG has always been paramount in our business – we recognize the need to deliver returns to our shareholders, but we also want to do so in a responsible manner. First and foremost, we have a responsibility to deliver safe products so that our patients can both trust in and rely on our products for their care. Please refer to the "Corporate Responsibility" section starting on p. 29 for more details on our ESG related initiatives.

Responsibility also means ensuring high standards of corporate governance. Aurinia has an independent, diverse and highly qualified Board that continually seeks to raise the bar in its standards of corporate governance, diversity and expertise. In June 2021, we appointed Dr. Brinda Balakrishnan to the Board, who brings a wealth of experience in medicine, biotech business development and the rare disease space. We expect Dr. Balakrishnan’s expertise and counsel to be extremely valuable as we as we work to change the course of LN and other autoimmune diseases.
Our strong corporate governance is coupled by our commitment to Board refreshment – all of Aurinia’s current directors have joined the Board within the last seven years.
Advisory Vote on Executive Compensation
In keeping with our commitment to high standards of corporate governance, our goal is to provide clear and comprehensive disclosure of Aurinia’s executive compensation and approach so shareholders can make an informed decision when casting an advisory vote on executive compensation (say-on-pay) at the Meeting.
We submitted our approach to compensation to an advisory say on pay vote at the 2021 AGM. Of the common shares voted at that meeting, 51.6% of shareholders voted in favor of the approach to compensation. While the vote was advisory and non-binding, our Board and Compensation Committee took this vote into account when planning matters relating to the Company's approach to executive compensation in 2021 and going forward.
Based on conversations with shareholders following the 2021 AGM, Aurinia has taken additional steps regarding our approach to executive compensation, including:
•adopting a share ownership policy for our directors and executive officers;
•adopting a clawback policy for our executive officers; and
•exploring the viability of including a greater portion of performance-based awards as part of the annual grants for executives.
As an example, performance awards were established for Aurinia in 2020 that were based on the achievement of key 2021 performance metrics and therefore would not vest until early 2022.

Further information regarding our response to the advisory vote outcome at the 2021 AGM, and our responses to the feedback we received, is set out later in this Proxy Statement/Circular under the heading "Executive Compensation - 2021 Say-On-Pay Results".
While this vote is not binding on the Board or Aurinia, the views expressed by our shareholders, whether through this vote or otherwise, are important to management and the Board. Accordingly, the Board and the Compensation Committee intend to consider the results of this vote in making determinations in the future regarding executive compensation and compensation philosophy.

Overview
This Compensation Discussion and Analysis discusses our executive compensation policies and how and why our Compensation Committee arrived at specific compensation decisions for the year ended December 31, 2021. It provides qualitative information on the factors relevant to these decisions and the manner in which compensation is awarded to our NEOs for the fiscal year ended December 31, 2021, which consist of our principal executive officer, our principal financial officer and our three other most highly compensated executive officers as of December 31, 2021. Our NEOs for 2021 were:

Name	Position(s)
Peter Greenleaf	Chief Executive Officer and Director
Joe Miller	Chief Financial Officer
Max Colao	Chief Commercial Officer
Max Donley	Executive Vice President, Operations and Strategy
Stephen Robertson	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
Information about the compensation awarded to the NEOs can be found in the "Summary Compensation Table" and related compensation tables below.
Executive Summary
The important features of our executive compensation program include the following:
•A substantial portion of executive pay is tied to performance. We structure a significant portion of our NEOs’ compensation to be variable, at risk and tied directly to our measurable performance.
•Our executive bonuses are dependent on the Company and the officer's performance in achieving annually determined goals and objectives. Our annual performance-based bonus opportunities for all of our NEOs are determined by the Compensation Committee in its sole discretion based upon the Company’s and the officer’s achievement of goals and objectives determined on an annual basis by our Board on the recommendation of the Compensation Committee.
•We emphasize long-term equity incentives. Equity awards are an integral part of our executive compensation program and comprise the most significant “at-risk” portion of our NEOs compensation package. These awards strongly align our executive officers’ interests with those of the Company by providing a continuing financial incentive to maximize long-term value of the Company and by encouraging our executive officers to remain in our long-term employ.
•Our Compensation Committee is advised by an independent third-party compensation consultant for guidance in making compensation decisions. The compensation consultant advises the Compensation Committee on market practices, including identifying a peer group of companies and their compensation practices so that our Compensation Committee can regularly assess the Company’s individual and total compensation programs against these peer companies, the general marketplace and other industry data points, as appropriate.
•We generally do not provide executive fringe benefits or perquisites to our executives.
•We do not provide our executive officers with any excise tax gross ups.

Objectives, Philosophy and Elements of Executive Compensation
The Company’s executive compensation program and strategy is designed to:
•support the attraction, retention and engagement of global talent and talent mobility while recognizing differences across labor markets, where appropriate;
•engage our talent to achieve critical business and financial objectives, R&D and product milestones that are set by management and the Board, through strategically-aligned annual and long-term incentive programs, as appropriate;
•provide target total direct compensation opportunities that are generally aligned with the competitive market 50th percentile and provide both upside and downside earning potential around the 50th percentile based on company and individual performance; and
•maintain a disciplined use of equity while appropriately recognizing performance, ensuring alignment with the competitive labor market and long-term shareholder interests.

To further these objectives, the Compensation Committee oversees the design of the compensation program that appropriately aligns pay and performance outcomes and are reflective of competitive market practice relative to other pharmaceutical companies of similar size and commercial stage. It also aligns the annual cash incentive (bonus) program to the achievement of objectives that will drive future success and enhance the value of the Company by linking a significant portion of the bonus program to overall corporate performance and attainment of specific value enhancing goals and milestones. The Compensation Committee assesses the performance of the Company’s CEO in accordance with these objectives and makes recommendations to the Board, and the Board approves all decisions regarding the CEO's compensation.
Annually, specific and measurable performance objectives are defined for each executive officer that are aligned with the annual corporate objectives.
For 2021, the objectives, against which the executive officers were evaluated, included clinical and regulatory objectives and milestones, financial and market value, launch and commercialization of LUPKYNIS, and business development targets.
The Company’s compensation program and strategy for its executive officers consists primarily of three main elements: base salary, an annual cash incentive (bonus), and equity-based compensation.

Element of Compensation	Objectives	Key Features
Base Salary (fixed cash)
Provides fixed compensation that reflects the executive’s experience and responsibilities, and is reasonably aligned with salaries of executives with similar responsibilities and experience at comparable companies.

•Reviewed annually
•Determined based on a number of factors (including individual performance and the overall performance of our Company) and by reference, in part, to market data from peer companies provided by our independent compensation consultant.

Annual Performance Incentive (at-risk cash)	Designed to provide performance-based, annual one-time additional cash compensation based on achievement. Motivates executive officers to work toward achievement of the Company’s goals and strategic objectives as well as individual goals and objectives. Underscores pay for performance philosophy.
•Reviewed annually
•Target bonus amounts are fixed as a percentage of cash compensation and are determined based on a combination of external market competitiveness and internal equity.
•Bonus payouts are dependent upon achievement of specific annual corporate and individual performance objectives; payouts can range from 0% to 200% of target based on corporate and individual achievements.

Long-Term Incentive (at-risk equity)	Designed to align the long-term interests of the executive officers and key employees with those of shareholders to reward the achievement of the long-term objectives of the Company. Underscores pay for performance philosophy. Supports the attraction of highly qualified executives and encourages their continued employment over the long-term.
•Reviewed annually
•Equity awarded by the Compensation Committee (other than to the CEO, which are awarded by the Board, on recommendation from the Compensation Committee).
•Individual awards are determined based on a number of factors including: individual and Company performance, market competitiveness data from peer companies provided by our independent compensation consultant, internal equity and other potential contractual requirements and inputs considered.

We focus on providing a market-aligned compensation package to our executive officers which provides competitive base compensation along with significant short and long-term incentives for the achievement of measurable Company and executive officer goals and objectives. We believe that this approach provides an appropriate blend of short-term and long-term incentives to maximize alignment between management and the best interests of the Company.
We have a compensation philosophy for allocating total compensation among salary, performance bonus awards and performance-based long-term equity grants. The Compensation Committee with input from its compensation consultant regarding market competitive assessments of the Company's peer group, uses its judgment to establish a total compensation program for each NEO that is a mix of base salary, short-term and long-term incentive compensation, and cash compensation, that it believes appropriate to achieve the goals of the executive compensation program and our corporate objectives.
2021 Say-on-Pay Results
We submitted our approach to compensation to an advisory say on pay vote at the 2021 AGM. Of the common shares voted at the 2021 AGM, 51.6% of shareholders voted in favor of the approach to compensation detailed in the proxy statement for that meeting. While the vote was advisory and non-binding, our Board and Compensation Committee reviewed the specific recommendations of the proxy-advisory related to this low passing shareholder vote and took them into account when planning matters relating to the Company's approach to executive compensation in 2021. Recognizing the low level of support for the resolution at the 2021 AGM, we commenced a campaign to discuss with our shareholders their perspectives on executive compensation. Within five months of the 2021 AGM, we held discussions with 27 shareholders holding 28% of our shares (as of the record date for the 2021 AGM). In aggregate, between the close of the 2021 AGM to the date of this Proxy Statement/Circular we held discussions with 32 shareholders holding 33% of our issued and outstanding common shares as of the record date for the 2021 AGM, to directly hear any concerns they had regarding the Company's approach to executive compensation. Based on this review, the Company has taken additional steps regarding its approach to executive compensation, including:

What we heard	Action	Details
Need for more disclosure regarding goal descriptions and specific achievements	Enhanced CD&A disclosure	•Annual cash incentives are tied to defined corporate goals. •Specific achievements are now disclosed. •Elements of compensation were within target and program philosophy.
Long-term incentive awards lack performance conditions and are mainly time based	Changing LTI structure and timing
•2020 performance awards were based on achievement of 2021 key metrics. In 2022, 20% were earned based on metrics achieved.
•Evaluating the inclusion of performance-based awards as part of annual grants for executives.

Significant turnover in NEOs in 2020	No turnover	•Experienced no turnover in 2021; turnover in 2020 related to retirement of CFO and creation of new Chief Commercial Officer role.
No share ownership policy or clawback policy	Implemented new policies	•Adopting a share ownership policy for directors and executive officers. •Established a clawback policy.
NEO compensation was too high in 2020	No equity grants were issued to NEOs in 2021
•Stock options were granted to NEOs in late 2020 for 2020 performance.
•Performance awards with 2021 key metrics were approved in 2020.
•No additional grants occurred in 2021.
•Implementing a more routine cadence for grants.

How We Determine Executive Compensation
Role of our Compensation Committee, Management and the Board
The Compensation Committee is appointed by the Board and has responsibilities related to the compensation of the Company’s directors, officers, and employees and the development and administration of the Company’s compensation plans. For details on the Compensation Committee’s oversight of the executive compensation program, see the section titled “Compensation Committee” of this Proxy Statement/Circular. Our Compensation Committee consists solely of independent members of the Board.
The Compensation Committee meets periodically throughout the year to manage and evaluate our executive compensation program, and generally determines the principal components of compensation (base salary, performance bonus and equity awards) for our executive officers on an annual basis; however, decisions may occur at other times for new hires, promotions or other special circumstances as our Compensation Committee determines appropriate. The Compensation Committee does not delegate authority to approve executive officer compensation. The Compensation Committee does not maintain a formal policy regarding the timing of equity awards to our executive officers.
Role of Executive Officers in Compensation Decisions
The Compensation Committee assesses the performance of the Company’s CEO and makes recommendations to the Board, and the Board approves all decisions regarding the CEO's compensation. The Compensation Committee consults with and receives input and recommendations from the CEO regarding the performance, assessment and compensation of all the other executive officers and determines the compensation of such executives. From time to time, various other members of management and other employees as well as outside advisors or consultants may be invited by the Compensation Committee to make presentations, provide financial or other background information or advice or otherwise participate in the Compensation Committee meetings. Although the Compensation Committee generally considers recommendations from the CEO, decisions regarding the compensation of the Company’s executive officers are made by the Compensation Committee and may reflect factors and consideration other than information and recommendations provided by the CEO.

Role of Compensation Consultant
The Compensation Committee has the sole authority to retain compensation consultants to assist in its evaluation of executive compensation, including the authority to approve the consultant’s reasonable fees and other retention terms. The Compensation Committee has retained Willis Towers Watson US LLC ("WTW") as its compensation consultant. A representative of WTW generally attends meetings of the Compensation Committee. In addition, WTW supports the selection of companies included in our compensation peer group, provides competitive market assessments of the compensation of our executive officers and non-employee director compensation programs, reviews the CD&A section of our proxy statements, and provides support on other matters as requested by the Compensation Committee.
The Compensation Committee has analyzed whether the work of WTW as compensation consultant raises any conflict of interest, taking into account relevant factors in accordance with SEC guidelines. Based on its analysis, our Compensation Committee determined that the work of WTW and the individual compensation advisors employed by WTW does not create any conflict of interest pursuant to the SEC rules and Nasdaq listing standards.
Factors Used in Determining Executive Compensation
Our Compensation Committee sets the compensation of our executive officers at levels they determine to be competitive and appropriate for each NEO, using their professional experience and judgment. Pay decisions are not made by use of a formulaic approach; the Compensation Committee believes that executive pay decisions require consideration of a multitude of relevant factors which may vary from year to year. In making executive compensation decisions, the Compensation Committee generally takes into consideration the factors listed below.
•Company performance and existing business needs;
•each named executive officer’s individual performance, scope of job function and the critical skill set of the named executive officer to the Company’s future performance;
•the need to attract new talent to our executive team and retain existing talent in a highly competitive industry;
•a range of market data reference points; and
•recommendations from consultants on compensation policy determinations for the executive officer group.
Setting Executive Compensation
Performance goals are determined early in the year for each executive officer and relate to milestones and/or achievements, which aim to facilitate the Company’s overall goals and objectives. These performance goals are assessed by the Compensation Committee. The Board makes the final determination in respect of setting the Company’s goals each year, based on the recommendation of the Compensation Committee. These objectives can be altered at the discretion of the Board if appropriate due to changes in business factors or conditions.
The Company annually determines the corporate objectives for purposes of the annual cash incentive bonus program. Following the end of the year, the Compensation Committee assesses the achievement of such objectives with input from the CEO and based on such assessment, determines an aggregate cash incentive bonus for each executive officer. The Compensation Committee approves the cash incentive bonus for the Company’s executive officers (other than the CEO), and recommends the cash incentive bonus for the CEO to the Board for approval.
The awarding of equity-based compensation is subject to the judgment of the Compensation Committee and Board, exercised annually based on the consideration of a variety of factors, and is not subject to any minimum amount.
As part of its review of management compensation and incentive programs, the Compensation Committee retains external independent consultants to review and provide benchmark data of a comparable group of companies. The Compensation Committee believes that it is important when making its compensation decisions to be informed as to the current practices of comparable public companies with which we compete for top talent.
During 2021, the Compensation Committee engaged WTW to assist in updating the benchmarking data and provide advice on the total direct compensation (base salary, annual short and long-term incentives) for the NEOs (and the Company’s other officers) for the 2021 fiscal year. The Compensation Committee must pre-approve any additional services that WTW would provide to the Company at the request of management of the Company.

As part of its 2021 benchmarking and review process, WTW (in consultation with the Compensation Committee) developed a 2021 comparator group, comprising 21 Canadian and U.S.-listed companies (the "2021 Peer Group"). The 2021 Peer Group includes multiple entities from the peer group selected for the 2020 compensation review but has removed and added various entities that are more comparable to the Company's size and status of operations or were merged or divested throughout 2021. Selection for the 2021 Peer Group included industry classification, revenue, market capitalization, trailing 12-month market capitalization, employee base, research and development expenses, and business focus. The Company’s market capitalization at the time fell into the middle of the market cap range. The equity data used by WTW was obtained from public proxy filings and Radford’s 2020 Global Life Sciences survey (mid-size public company data used for equity benchmarking). The 2021 Peer Group consisted of the following 21 public companies:

Aerie Pharmaceuticals, Inc.	Knight Therapeutics Inc.	Theratechnologies, Inc.
Aimmune Therapeutics, Inc.	Liminal Biosciences Inc.	Viela Bio, Inc.
Akebia Therapeutics, Inc.	Nektar Therapeutics	Xencor, Inc.
Chemocentryx, Inc.	Omeros Corp.	Xenon Pharmaceuticals Inc.
Epizyme, Inc.	Reata Pharmaceuticals, Inc.	Zymeworks Inc.
Halozyme, Inc.	Revance Therapeutics, Inc.
Insmed Incorporated	Sorrento Therapeutics, Inc.
Karyopharm Therapeutics Inc.	TG Therapeutics, Inc.
WTW provided the Compensation Committee with its assessment of competitive market practice with respect to NEO total direct compensation based on the benchmarking work it performed. The Compensation Committee considered the competitive market data provided by WTW where appropriate and in conjunction with its own assessment of competitive compensation requirements as well as management recommendations.
The elements of compensation are targeted at ensuring that the compensation paid by the Company to its executive officers remains in a reasonably competitive range as compared to its comparator group. The compensation philosophy at a minimum is to focus on 50th percentile positioning for comparable roles in the comparator group with upside or downside based on performance, market demand and recognition of other inputs.
2021 Executive Compensation Program
Base Salary
The base salaries of our executive officers are designed to compensate them for day-to-day services rendered during the fiscal year. Appropriate base salaries are used to recognize the experience, skills, knowledge and responsibilities required of each executive officer and to allow us to attract and retain individuals capable of leading us to achieve our business goals in competitive market conditions.
The base salaries of our executive officers are reviewed at least annually by our Compensation Committee and adjustments are made to reflect Company and individual performance, as well as competitive market practices. Our Compensation Committee also takes into account additional performance criteria, such as an executive officer’s ability to lead, organize and motivate others, develop the skills necessary to mature with us, set realistic goals to be achieved in his or her respective area, and recognize and pursue new business opportunities that enhance our growth and success. Our Compensation Committee does not apply specific formulas to determine increases, but instead makes an evaluation of each executive officer’s contribution to our long-term success. Any annual adjustment is also reflective of market practices from peer companies as advised by our compensation consultant taking into account factors including inflation adjustments and other merit considerations. Annual adjustments to base salaries are effective as of January 1 of each year, with mid-year adjustments to base salaries limited to special circumstances, such as promotions or increased responsibilities, or to align certain base salaries with those of individuals in comparable positions at the companies in our compensation peer group.
The 2021 base salaries for Peter Greenleaf, Joe Miller, Max Colao, Max Donley and Stephen Robertson were $723,905, $437,675, $459,000, $448,986 and $444,741 respectively. Stephen Robertson's 2021 base salary was translated from Canadian dollars ("CAD") to U.S. Dollars ("USD") using the 2021 year end foreign exchange rate from Oanda.

Annual Performance Bonus
Our NEOs are eligible to receive performance-based cash bonuses, which are designed to provide appropriate incentives to achieve defined annual corporate goals as well as reward them for individual performance towards these goals. The annual performance-based bonus each current named executive officer is eligible to receive is primarily based on the extent to which we achieve the corporate goals and objectives that the Board, on recommendation of the Compensation Committee, establishes each year. At the end of the year, the Compensation Committee reviews our performance and recommends to the Board the extent to which we achieved each of these corporate goals. The Board determines the final extent to which we achieved each of these corporate goals. Generally, the Compensation Committee will assess each named executive officer’s individual contributions towards reaching our annual corporate goals and objectives but does not typically establish specific individual goals for our named executive officers. Individual goals for all of our named executive officers (except our CEO) are determined by the CEO. There are no individual goals for the CEO, as the CEO's goals are solely based on the overall corporate goals. For the other NEOs, the weighting for corporate goals is 80% and individual goals is 20%.
The table below sets forth the targets for our NEOs for 2021. The target percentage is paid as a percentage of such executive officer’s base salary.

Executive Officer	2021 Target Percentage of Base Salary
Peter Greenleaf	70%
Joe Miller	50%
Max Colao	50%
Max Donley	50%
Stephen Robertson	50%
In the first quarter of 2021, the Board, on recommendation of the Compensation Committee, established the corporate goals described below. Our objective is for our corporate goals to be directly aligned with our specific strategic goals, including commercialization activities, advancing our development programs, our research function, our clinical activities and certain corporate and financial goals, which we believe will create long-term value for shareholders. The corporate goals add up to 100% of target with discretion from the Compensation Committee to prorate that total by 0-200% with the maximum possible corporate achievement being 200% of target. In January 2022, the Board and the Compensation Committee evaluated the accomplishments and performance of the Company against such corporate goals. After its consideration of the Company’s performance, as more specifically described below, the Compensation Committee rated our 2021 corporate achievement at 100%.

Corporate Goal – Core	Weighting	Corporate Achievement
Obtain FDA approval of and commercially launch LUPKYNIS in the U.S.	30%	Achieved - obtained FDA approval in January 2021 and commercially launched LUPKYNIS in the U.S.
Maintain financial and Company value through managing operating expenses, achieving revenue targets and ensuring adequate cash on hand	30%	Achieved - ended year with $466.1M in cash, $45.6M in revenue and managed operating expenses within target
Diversify pipeline through business development efforts	25%	Achieved - announced the acquisition of 2 new assets
Meet key R&D, regulatory and medical milestones for the advancement of LUPKYNIS and pipeline assets	15%	Achieved - reported AURORA 2 results and advanced EMA and PDMA approval on target
In January 2022, after making these determinations regarding level of corporate performance achieved against the pre-established performance goals, the Compensation Committee (for NEOs other than the CEO), with input from the CEO, rated each NEOs' individual performance. Based on these analyses, the Compensation Committee reviewed and approved corporate cash incentives as set forth in the table below. The Compensation Committee and the Board may, in their sole discretion, eliminate any individual cash incentive or reduce or increase the amount of compensation payable with respect to any individual cash incentive.

	2021 Target Annual Cash Incentive		2021 Actual Annual Cash Incentive Paid
Named Executive Officer	% of Base Salary	$	% of Target Annual Cash Incentive	$
Peter Greenleaf	70%	506,734	100%	506,734
Joe Miller	50%	218,838	120%	262,605
Max Colao	50%	229,500	105%	240,975
Max Donley	50%	224,493	120%	269,392
Stephen Robertson (1)	50%	222,370	115%	255,726

(1)Stephen Robertson's cash incentive paid was translated from Canadian Dollars to U.S. Dollars using the 2021 year end foreign exchange rate from Oanda.
Long-term Incentive Grants
In 2021, there were no long-term incentive grants to our NEOs. Our NEOs were granted stock options in December 2020 in respect of their compensation in relation to the 2021 fiscal year. The Company has established a more regular cadence for granting long-term incentives annually based on the annual performance review conducted in the beginning of the calendar year.

The annual equity grants to our NEOs are evaluated and approved by the Compensation Committee in the context of each NEO's total compensation and take into account the market data provided by compensation consultants in addition to the individual officer’s responsibilities and performance. The Compensation Committee also takes into account the recommendations of the Chief Executive Officer with respect to appropriate grants and any particular individual circumstances.
Other Features of Our Executive Compensation Program
Agreements with Our Named Executive Officers
We have entered into written employment agreements with each of our NEOs. Each of these employment agreements sets forth the initial compensation arrangements for the NEO, including an initial base salary, an annual cash bonus opportunity, and an equity award recommendation. These agreements and the proprietary information and invention assignment agreements each NEO executes upon commencing employment at the Company also set forth the rights and responsibilities of each party and include, among other rights and responsibilities, the prohibition on the executive officer from engaging directly or indirectly in competition with us, soliciting any of our employees, or disclosing our confidential information.
Below are descriptions of our employment agreements with our NEOs including a discussion of the severance payments and other benefits to be provided in connection with an involuntary termination of employment, and a change in control of the Company.

Peter Greenleaf, President and CEO

On April 11, 2019, Peter Greenleaf entered into an employment agreement with the Company for the position of President and CEO commencing on April 29, 2019. The agreement provides that he devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis and that he will serve as a member of the Board. He is eligible to receive a performance bonus with a target payment of 70% of his base salary if the Board, on the recommendation of the Compensation Committee, in its sole discretion, determines that the Company’s performance had met certain short-term and long-term business performance objectives established from time to time by the Board, on the recommendation of the Compensation Committee, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefit program and to vacation of 30 business days per year. The base salary is reviewed annually by the Board, on the recommendation of the Compensation Committee.
Peter Greenleaf’s base salary was approved by the Board based on the recommendation of the Compensation Committee. In determining recommendations for his total compensation as the new CEO, the Compensation Committee considered his experience and expertise, the needs of the Company, the compensation of the previous CEO, and CEO compensation with pharmaceutical companies of a similar size and nature.

Pursuant to Peter Greenleaf’s employment agreement, as modified by resolution of the Board, termination and change of control benefits are as follows:
1.In the event that Peter Greenleaf’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 18 months equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Peter Greenleaf’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 24 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All of his unexercised stock options will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Matthew ("Max") Donley, Executive Vice President, Operations and Strategy
On July 15, 2019, Max Donley entered into an employment agreement with the Company for the position of Executive Vice President, Internal Operations and Strategy. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board and CEO, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Max Donley's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Max Donley’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Max Donley’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options outstanding at the time of termination, which stock options have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.

Max Colao, Chief Commercial Officer
On February 10, 2020, Max Colao entered into an employment agreement with the Company for the position of Chief Commercial Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary, if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board and the CEO, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Max Colao's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Max Colao’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period.
2.In the event that Max Colao’s employment is terminated by the Company, within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options outstanding or other equity-based awards at the time of termination, which stock options have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Joe Miller, Chief Financial Officer
On April 8, 2020, Joe Miller entered into an employment agreement with the Company for the position of Chief Financial Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Joe Miller's employment agreement, as modified by resolution of the Compensation Committee, termination and change of control benefits are as follows:
1.In the event that Joe Miller’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period. Any options forming part of the initial option grant that are unvested as of the termination date, but would have vested during the severance period, would immediately vest upon termination.
2.In the event that Joe Miller’s employment is terminated by the Company without cause or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a lump sum payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options and equity-based awards granted and outstanding at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Stephen Robertson, Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer
On September 29, 2020, Stephen Robertson entered into an employment agreement with the Company for the position of Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer. The agreement provides that he will devote his sole skill and efforts to discharging his duties to the Company on a full-time and exclusive basis. In addition to his base salary, which is reviewed annually by the Compensation Committee in conjunction with the CEO, he is eligible to receive a cash bonus with a target payment of 50% of his base salary if the Board, on recommendation of the Compensation Committee, in their sole discretion, determines that the Company’s performance has met certain short-term and long-term business performance objectives established from time to time by the Board, subject to any rules the Company may develop regarding the bonus scheme. In addition, he is entitled to participate in the Company’s benefits program and to paid vacation of 20 business days per year. He agreed to non-competition, non-solicitation, non-disclosure and assignment of intellectual property provisions in favor of the Company.
Pursuant to Stephen Robertson's employment agreement, termination and change of control benefits are as follows:
1.In the event that Stephen Robertson’s employment is terminated by the Company without cause, he is entitled to receive continuing payments of severance pay for a period of 12 months, plus one additional month for each full year of employment, up to a maximum of 18 months in the aggregate, equal to his then current base salary, plus such other sums, if granted, pursuant to the performance bonus section of the employment agreement. In addition, to the extent permitted by law and subject to the terms and conditions of any benefit plans in effect from time to time, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement for the duration of the severance period.
2.In the event that Stephen Robertson's employment is terminated by the Company upon Change of Control or by the executive for "good reason" within 12 months following a change in control of the Company, he is entitled to receive a continuance payment equal to 18 months of his then current base salary, and if awarded and payable, the target bonus for the year of termination. In addition, the Company is to maintain health and medical benefits pursuant to the benefits section of the employment agreement during the 12-month period following the termination date. All stock options outstanding and awards granted at the time of termination, which have not yet vested, will immediately vest upon the termination of his employment and shall be fully exercisable in accordance with the terms and conditions under which the stock options were granted, subject to the prior expiry of his stock options in accordance with their terms.
Other Benefits
Our NEOs are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provided a 401(k) plan to all of our U.S. employees and a Registered Retirement Savings Plan ("RRSP") matching program to all of our Canadian employees, including our NEOs. We do not generally provide perquisites or personal benefits to our NEOs. We do, however, pay the premiums for term life insurance and disability insurance for all of our employees, including our NEOs.

Our NEOs are also able to participate in our Employee Share Purchase Plan ("ESPP") as well as receive awards under our Equity Incentive Plan. The ESPP provides eligible employees of the Company with opportunities from time to time to purchase Company common shares at a discounted price (each an “Offering”). The Company may make one or more Offerings to eligible employees under the ESPP. The maximum length for an Offering is 27 months (a “Plan Period”), during which the Company may withhold via payroll deduction the amount (not exceeding 15% of such eligible employee’s earnings) elected by the eligible employee for purposes of purchasing common shares on each purchase date within the Plan Period.
Tax and Accounting Implications
Under Financial Accounting Standard Board ASC Topic 718 ("ASC 718"), we are required to estimate and record an expense for each award of equity compensation over the vesting period of the award. We record share-based compensation expense on an ongoing basis according to ASC 718.
Section 162(m) of the United States Internal Revenue Code has historically limited public companies to a deduction for federal income tax purposes of not more than $1 million of compensation paid to certain executive officers in a calendar year, subject to certain limited exceptions. Due to the effects of tax reform, only certain historical arrangements may be exempted from the limitation. The Company will continue to review related guidance from the Internal Revenue Service as it becomes available, including the final regulations released by the Internal Revenue Service in late 2020. In determining the form and amount of compensation for our named executive officers, our Compensation Committee may continue to consider various aspects of the cost of such compensation. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee may also look at other factors in making its decisions and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the compensation is not deductible by us for tax purposes.

Share Ownership Policy

In December 2021, we adopted a Share Ownership Policy. The Share Ownership Policy applies to each of the members of our Board, as well as each Section 16 Officer (together, "Covered Persons"). A "Section 16 Officer" is any current or former officer of the Company under Rule 16a-1(f) of the Securities Exchange Act of 1934, as amended, and any Executive Officer within the meaning of Rule 3b-7 under the Exchange Act (and any other person that Company determines to be subject to the policy). Under the Share Ownership Policy, Covered Persons are to acquire certain amounts of Qualifying Shares. "Qualifying Shares" are common shares held by a Covered Person and include owned common shares, as well as unvested restricted stock units. Qualifying Shares does not include unearned performance based awards or stock options (whether vested or unvested).

Each Covered Person must hold the required number of Qualifying Shares within 5 years of becoming a Covered Person (or 5 years from the adoption of the Share Ownership Policy).

Compliance with the Share Ownership Policy will be measured on the first trading day of each calendar year, using the base salary or board retainer then in effect. The share price used will be the higher of the closing price of the Company's common shares on that date, or the one-year average price of the Company's common shares on that date.

The following table sets out the required number of Qualifying Shares for each Covered Person:

Position / Level	Requirement
Members of the Board of Directors (other than Section 16 Officers)	3 times board annual retainer fees (excluding any meeting fees, committee retainers, committee chair retainers, and independent director retainers)
Chief Executive Officer (“CEO”)	3 times base salary
All other Section 16 Officers	1 times base salary

Clawbacks
As a public company, if we are required to restate our financial results due to our material noncompliance with any financial reporting requirements under the federal securities laws as a result of misconduct, the Chief Executive Officer and Chief Financial Officer may be legally required to reimburse our Company for any bonus or other incentive-based or equity-based compensation they receive in accordance with the provisions of section 304 of the Sarbanes-Oxley Act of 2002.

Clawback Policy

In December 2021, we adopted a Clawback Policy. The Clawback Policy applies to each of our Section 16 Officers. If (a) the Company has to prepare an accounting restatement, and the Compensation Committee determines that the Section 16 Officer's act or omission contributed to the circumstances requiring the restatement by intentional misconduct, intentional violation, negligent activity or reckless disregard for any of the Company's rules and policies or any applicable law, or (b) the Compensation Committee determines that a Section 16 Officer committed fraud in connection with the Section 16 Officer's employment or otherwise in connection with the Company, then the Compensation Committee may require the Section 16 Officer to repay to the Company any part of the Excess Compensation received by the Section 16 Officer during the 36 month period prior to the publication of the accounting restatement, or the occurrence of the fraud. For the purposes of the Clawback Policy, "Excess Compensation" that is part of the Incentive-based Compensation (as defined below) received by a Section 16 Officer during the three-year period preceding the date on which the Company is required to prepare an Accounting Restatement that the Committee determines was excess of what would have been paid to the Section 16 Officer under the Accounting Restatement on a pre-tax basis. If Incentive-based Compensation is based on share price or total shareholder return and the amount of Excess Compensation is not calculable directly from the information in an Accounting Restatement, the amount recovered shall be based on a reasonable estimate of the effect of the Accounting Restatement on the share price or total shareholder return upon which the Incentive-based Compensation was received. “Incentive-based Compensation” means all long term incentives including cash compensation (bonus), performance-based incentive compensation, and time-based incentive compensation that is granted, earned, or vested based wholly or in part upon the attainment of any measures determined and presented in accordance with the accounting principles used in preparing the Company’s financial statements, any measures derived wholly or in part from such financial information, share price or total shareholder return. The Compensation Committee has discretion to determine the amount, form and method for recovering Excess Compensation from the Section 16 Officer.

Risk Analysis of Our Compensation Policies and Practices
The Compensation Committee has reviewed the Company’s compensation policies and practices, in consultation with WTW, to assess whether they encourage employees to take inappropriate risks. After reviewing and assessing the Company’s compensation philosophy, terms and practices, including the mix of fixed and variable, short and long-term incentives and overall pay, incentive plan structures, and the checks and balances built into, and oversight of, each plan and practice, the Compensation Committee determined that any risks arising from our compensation policies and practices for our employees are not reasonably likely to have a material adverse effect on our Company as a whole. The Compensation Committee believes that the mix and design of the elements of executive compensation do not encourage management to assume excessive risks; the mix of short-term compensation (in the form of salary and annual bonus, if any, which is based on a variety of performance factors), and long-term compensation (in the form of options to purchase our common shares and performance awards) prevents undue focus on short-term results and helps align the interests of the Company’s executive officers with the best interests of the Company.
2021 Summary Compensation Table
The following table sets forth all of the compensation awarded to, earned by or paid to our NEOs during the fiscal years ended December 31, 2021, December 31, 2020, and December 31, 2019.

Name and Principal Position	Year	Salary ($)	Bonus ($) (1)	Stock Awards ($) (2)	Option Awards ($) (3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)(11)
Peter Greenleaf	2021	723,905	—	—	—	506,734	9,750	1,240,389
Chief Executive Officer (6)	2020	673,400	—	1,534,992	7,753,906	707,070	9,500	10,678,868
	2019	438,258	250,000	—	4,176,172	368,137	4,063	5,236,630
Joe Miller	2021	437,675	—	—	—	262,605	9,753	710,033
Chief Financial Officer (7)	2020	279,545	162,898	461,040	2,639,722	167,727	4,100	3,715,032
	2019	—	—	—	—	—	—	—
Max Colao	2021	459,000	—	—	—	240,975	9,750	709,725
Chief Commercial Officer (8)	2020	354,167	153,125	461,040	3,664,488	212,500	—	4,845,320
	2019	—	—	—	—	—	—	—
Max Donley	2021	448,986	—	—	—	269,392	11,828	730,206
EVP, Operations and Strategy (9)	2020	383,320	—	461,040	2,249,253	239,575	4,615	3,337,803
	2019	168,299	—	—	598,154	177,600	1,850	945,903
Stephen Robertson	2021	444,741	—	—	—	255,726	21,929	722,396
EVP, General Counsel, Corporate Secretary and Chief Compliance Officer (10)	2020	73,459	75,684	461,040	2,907,909	43,249	2,462	3,563,803
	2019	—	—	—	—	—	—	—
(1)The amounts reported in this column represent sign on bonuses for Peter Greenleaf, Joe Miller and Max Colao; and the 2020 increase in pro-ration approved by the Compensation Committee for the annual non-equity incentive plan compensation for Joe Miller, Max Colao and Stephen Robertson.
(2)Performance awards established for the NEOs in 2020 were based on the achievement of key full calendar year 2021 performance metrics and therefore did not vest until early 2022. Amounts reported for 2020 are based on the grant price of $13.56, set on the grant date March 18, 2021, in accordance with ASC 718, the date on which the performance metrics were set and formally communicated multiplied by the number of awards reported in the table and probable outcomes for each of the performance metrics as of the grant date. The awards were issued in March 2022 at 20% of award based on achievement against performance metrics.
(3)Represents the aggregate grant-date fair value of the stock options awarded to the Named Executive Officer for the applicable year, calculated in accordance with ASC Topic 718, and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022. The options granted based on a CAD fair value were converted to USD using the foreign exchange rate from Oanda on the grant date.
(4)The amounts reported in this column represent annual performance-based bonuses earned for 2019, 2020 and 2021. For more information, see “Annual Performance Bonus”.
(5)The amounts reported in this column represent the following: for Peter Greenleaf, Joe Miller, Max Donley and Max Colao employer contributions to 401K; and for Stephen Robertson, employer contributions to RRSP and medical services plan.
(6)Peter Greenleaf has served as our Chief Executive Officer since April 29, 2019.

(7)Joe Miller was appointed as our Chief Financial Officer on April 27, 2020.
(8)Max Colao was appointed as our Chief Commercial Officer on February 25, 2020.
(9)Max Donley has served as our Executive Vice President Operations and Strategy since July 18, 2019.
(10)Stephen Robertson was appointed as our Executive Vice President, General Counsel, Corporate Secretary and Chief Commercial Officer on November 2, 2020. Stephen Robertson's salary, bonus and other non-equity compensation were translated to USD using the year end foreign exchange rate from Oanda. (See note 3 for equity translation information).
(11)The aggregate (cash and non-cash) remuneration paid to the five highest earning officers and employees of the Company, other than directors, in 2021 was $4,112,747 (compared to $26,141,653 for those same officers and employees in 2020).
2021 Grants of Plan-Based Awards Table
The following table sets forth information relating to the grant of plan-based incentive awards to our NEOs in 2021:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards			Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock And Option Awards($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
Peter Greenleaf
Annual Bonus	—	—	506,734	1,013,468	—	—	—	—	—	—
Joe Miller
Annual Bonus	—	—	218,838	437,676	—	—	—	—	—	—
Max Colao
Annual Bonus		—	229,500	459,000	—	—	—	—	—	—
Max Donley
Annual Bonus	—	—	224,493	448,986	—	—	—	—	—	—
Stephen Robertson
Annual Bonus(2)	—	—	222,370	444,740	—	—	—	—	—	—
(1)These amounts represent target performance-based bonus payments for each NEO for 2021. There were no threshold amounts and maximum bonus amounts were set at 200%.
(2)Stephen Robertson's cash incentive was translated from Canadian Dollars to U.S. Dollars using the 2021 year end foreign exchange rate from Oanda.

2021 Outstanding Equity Awards At Fiscal Year End Table
The following table shows for the fiscal year ended December 31, 2021, certain information regarding outstanding equity awards at fiscal year-end for our NEOs. The options to purchase our shares were granted with a per share exercise price equal to the fair market value of one share on the date of grant, as determined in good faith by the Compensation Committee (for NEOs other than the CEO) and the Board, on recommendation of the Compensation Committee (for our CEO and without the CEO being present for deliberations and approval). Except as noted below, all of the equity awards were granted under our Equity Incentive Plan.

	Options Awards(1)					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(4)
Peter Greenleaf	4/29/2019(2)	1,066,667	533,333	6.28	4/29/2029	—	—
	2/5/2020	252,252	160,524	19.41	2/5/2030	—	—
	10/20/2020	—	—	—	—	141,500	$383,748
	12/21/2020	272,341	544,683	13.03	12/21/2030	—	—
Joe Miller	4/28/2020	73,578	58,862	16.29	4/28/2030	—	—
	5/21/2020	26,389	23,611	17.09	5/21/2030	—	—
	10/20/2020	—	—	—	—	42,500	$115,260
	12/21/2020	90,203	180,407	13.03	12/21/2030	—	—
Max Colao	3/10/2020	196,033	140,024	15.49	3/10/2030	—	—
	10/20/2020	—	—	—	—	42,500	$115,260
	12/21/2020	112,193	224,387	13.03	12/21/2030	—	—
Max Donley	8/19/2019	194,444	55,556	5.91	8/19/2029	—	—
	1/28/2020	80,819	45,681	18.55	1/28/2030	—	—
	10/20/2020	—	—	—	—	42,500	$115,260
	12/21/2020	78,984	157,968	13.03	12/21/2030	—	—
Stephen Robertson	10/20/2020	—	—	—	—	42,500	$115,260
	11/16/2020(5)	107,945	190,979	13.40	11/16/2030	—	—
	12/21/2020	48,161	96,323	13.03	12/21/2030	—	—
(1)All options above except as noted in (2) below vest as follows: 33.333% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All options with a grant date before May 2020 were translated for the purposes of this proxy from Canadian dollars to USD using the Oanda exchange rate on the date of grant.
(2)25% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next three years. This award was granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company.
(3)PAs held at fiscal-year end are earned on December 31, 2021 to a degree dependent on the achievement of the performance metrics for such PAs. The awards were vested and issued in March 2022 at 20% of award based on achievement against performance metrics.
(4)Amounts reported are based on the grant price of $13.56 set on the grant date March 18, 2021, per ASC 718 the date on which the award metrics were set and formally communicated, multiplied by the number of unvested awards reported in the table and probable outcomes for achieving the metrics.
(5)This award was granted outside of the Company's Equity Incentive Plan as an inducement material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4).
2021 Option Exercises and Share Vested
Our NEOs did not exercise any stock options or have any stock awards vest in the year ended December 31, 2021.

Potential Payments Upon Termination or Change-in-Control
We maintain certain agreements, plans, and programs that require us to provide compensation to our NEOs in the event of a termination of employment or a change in control. For more information, see “Other Features of Our Executive Compensation Program—Agreements with Our Named Executive Officers” beginning on page 54.

The following table discloses the potential payments upon termination of employment or change in control with respect to each NEO, pursuant to their respective employment agreements with the Company.

Name	Benefit	Termination Not in Connection with a Change in Control ($)	Termination in Connection with a Change in Control ($)
Peter Greenleaf	Cash Severance Payment	1,085,858	1,447,810
	Lump Sum Target Bonus Payment(2)		506,733
	Health Insurance Premiums	20,559	20,559
	Vesting Acceleration(1)	21,248,633(4)	39,247,826
	Benefit Total	22,355,050	41,222,928
Joe Miller	Cash Severance Payment	437,675	656,513
	Lump Sum Target Bonus Payment(2)		218,838
	Health Insurance Premiums	32,580	32,580
	Vesting Acceleration(1)	1,518,439(4)	4,784,813
	Benefit Total	1,988,694	5,692,744
Max Colao	Cash Severance Payment	459,000	688,500
	Lump Sum Target Bonus Payment(2)		229,500
	Health Insurance Premiums	32,580	32,580
	Vesting Acceleration(1)	2,572,266(4)	6,800,989
	Benefit Total	3,063,846	7,751,569
Max Donley	Cash Severance Payment	448,986	673,479
	Lump Sum Target Bonus Payment(2)		224,493
	Health Insurance Premiums	32,580	32,580
	Vesting Acceleration(1)	4,426,055(4)	8,092,563
	Benefit Total	4,907,621	9,023,115
Stephen Robertson	Cash Severance Payment	481,802	667,111
	Lump Sum Target Bonus Payment(2)		222,370
	Health Insurance Premiums	3,951	3,951
	Vesting Acceleration(1)	1,496,143(4)	5,224,508
	Benefit Total	1,981,896	6,117,940
(1)The value of stock option vesting acceleration is based on the closing price of $22.87 per common share on December 31, 2021, minus the exercise price of the unvested stock options subject to acceleration.
(2)The assumption used for lump sum target bonus payment is full year payment at 100% of target.
(3)The assumption used for the health insurance premiums is 12 months of coverage.
(4)The assumption used for vesting acceleration not in connection with a change in control is a termination as of December 31, 2021. Therefore, only options vested through December 31, 2021 are included in the calculation.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table summarizes our compensation plans under which our equity securities are authorized for issuance at December 31, 2021:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	10,775,733(1)	$14.06(2)	13,267,849
Equity compensation plans not approved by security holders	2,333,202(3)	$9.06	__ (4)
Total	13,108,935		13,267,849

(1)Based on an amendment to the Equity Incentive Plan approved in 2021, the maximum aggregate number of Plan Shares that may be issued is 23,815,115 common shares, representing approximately 16.8% of our issued and outstanding common shares as of April 14, 2022. Also includes 2,500,000 shares reserved and available for issuance under our ESPP.
(2)Performance awards and restricted stock units that were issued under the Equity Incentive Plan, and shares that were purchased pursuant to the ESPP, and were outstanding as of December 31, 2021 do not have an exercise price, and as such this relates to the exercise price for the options granted under the equity compensation plans approved by security holders only.
(3)These inducement awards were granted outside the Equity Incentive Plan as inducements material to the new employee entering into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4) or other applicable exemptions available at the time of grant. These awards were granted with a per share exercise price equal to the fair market value of one common share on the date immediately preceding the date of grant. Of the 2,333,202 inducement awards, 1,600,000 vest as follows: 25% of the shares subject to the options vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next three years. The remaining 733,202 inducement awards vest as follows: 33.333% of the shares subject to the option vest on the 12-month anniversary of the vesting commencement date, and the remaining shares subject to the options vest in equal monthly installments over the next two years. All of the awards are exercisable for ten years from the date of grant.
(4)Our Board has not established any specific number of shares that could be issued without shareholder approval. Inducement grants to new employees are determined on a case-by-case basis. Other than possible inducement grants, we expect all equity awards will be made under shareholder-approved plans.

Pay Ratio Disclosure
Under the SEC rules adopted pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to disclose the ratio of the annual total compensation of our CEO, Peter Greenleaf, to the median of the annual total compensation of all of our employees other than Peter Greenleaf (the "CEO Pay Ratio").
For fiscal year 2021, the median of the annual total compensation of all employees of the Company (other than the CEO) was $255,489 and the annual total compensation of the CEO, as reported in the Summary Compensation Table included in this Proxy Statement/Circular, was $1,240,389. Based on this information, the ratio of the annual total compensation of the CEO to the median of the annual total compensation of all employees was approximately 5 to 1.

For 2021, the pay ratio is impacted as a result of the NEOs not receiving equity grants during the 2021 year, while the majority of our non-NEO employees received an option grant, and certain other employees were issued a grant of restricted stock units. We anticipate the CEO Pay Ratio to increase in 2022.

To identify our median employee, we used the following methodology:
•To determine our total population of employees, we included all employees other than our CEO as of December 31, 2021 (whether employed on a full-time, part-time, seasonal, or temporary basis).
•To identify our median employee from our employee population, we chose as our consistently applied compensation measure the aggregate amount of each employee’s annual base salary and cash bonuses earned during fiscal 2021 and the grant date fair value of equity awards granted in fiscal 2021 determined in accordance with FASB ASC Topic 718.
•In making this determination, we annualized the compensation of employees who were employed by us for less than the entire fiscal year but we did not make any cost-of-living adjustments.
•We did not exclude any non-U.S. employees under the de minimis or other exceptions set forth in Item 402(u) of Regulation S-K.
•Compensation paid in foreign currencies was converted to U.S. dollars based on the year end exchange rate for the year ended December 31, 2021 from Oanda.
Once the median employee was identified, we calculated the median employee’s total annual compensation in accordance with the requirements of the "Summary Compensation Table" earlier in this Proxy Statement/Circular.
This pay ratio is a reasonable estimate calculated in a manner consistent with the SEC's rules and regulations, based on our records and the methodology described above. The SEC’s rules and regulations for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies and to use reasonable estimates and assumptions based on their own facts and circumstances.

DIRECTOR COMPENSATION
Non-Employee Director Compensation
The following table sets forth in summary form information concerning the compensation of our non-employee directors for the year ended December 31, 2021.

Name	Earned Fees ($) (1)	Stock Awards ($)	Option Awards ($) (2)	Non-Equity Incentive Plan Compensation ($)	Pension Value ($)	All Other Compensation ($) (5)	Total ($) (6)
Dr. George M. Milne, Jr.	89,808	—	199,994	—	—	—	289,802
Dr. Daniel Billen	46,673	—	199,994	—	—	—	246,667
Joseph Hagan	66,885	—	199,994	—	—	—	266,879
Dr. Michael Hayden(3)	26,221	—	—	—	—	—	26,221
Dr. David R.W. Jayne	51,673	—	199,994	—	—	—	251,667
Jill Leversage	60,846	—	199,994	—	—	—	260,840
R. Hector MacKay-Dunn	59,385	—	199,994	—	—	—	259,379
Timothy P. Walbert	53,135	—	199,994	—	—	—	253,129
Dr. Brinda Balakrishnan(4)	24,750	—	339,997	—	—	—	364,747
(1)Earned Fees includes the annual Board of Directors retainer and any applicable additional retainers for service as a member or Chair of a committee during 2021.
(2)The Company granted 31,347 stock options on June 14, 2021 with a fair value of $6.38 to each of the then non-management directors. The amounts reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included and described under the caption "Share-based compensation" in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022.
(3)Dr. Michael Hayden ceased to be a director as of June 7, 2021.
(4)On June 14, 2021, Dr. Brinda Balakrishnan was appointed to the Board. In relation to that appointment, Dr. Balakrishnan was granted 53,291 stock options with a fair value of $6.38. The amount reported represents the aggregate grant-date fair value of the stock options awarded to the non-employee directors for the applicable year, calculated in accordance with ASC Topic 718 and does not take into account estimated forfeitures related to service-based conditions. The assumptions used in the calculation of these amounts are included and described under the caption "Share-based compensation" in Note 2 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on February 28, 2022.
(5)Represents fees for consulting services provided to the Company during 2021.
(6)The aggregate remuneration paid to the directors of the Company in 2021 was $2,219,331.

Director Equity Outstanding at 2021 Fiscal Year-End

The following table summarizes the equity awards that were outstanding as of December 31, 2021, for each of the non-employee directors serving during 2021.

Option Awards(1)
Name	Number of Securities Underlying Unexercised Options (#)
Dr. George M. Milne, Jr.	196,347
Dr. Daniel Billen	126,347
Joseph Hagan	156,347
Dr. David R.W. Jayne	166,347
Jill Leversage	111,347
R. Hector MacKay-Dunn	111,347
Timothy P. Walbert	111,347
Dr. Brinda Balakrishnan	53,291
(1)All option awards were granted to our non-employee directors with a 10-year term of which 896,356 were fully vested and exercisable and 136,364 were unvested as of December 31, 2021.
Non-Employee Director Compensation Policy

Compensation for the directors in such role is determined by the Board upon recommendation of the Compensation Committee. The Compensation Committee has sought advice from third party advisors in respect to the compensation of the directors, most recently WTW in 2021. During 2021, non-employee directors (other than the Chairman of the Board) earned an annual retainer fee of $45,000 (was $40,000 from January 1 to May 21, 2021) for serving as a Board member. Dr. George M. Milne, Jr. was the Chairman of the Board during 2021. The Chairman of the Board earned an annual retainer fee of $80,000 (was $65,000 from January 1 to May 21, 2021). Directors were paid in U.S. dollars at the end of each quarter. Annual committee compensation for 2021 was as follows:

•Compensation Committee Chair Retainer: $15,000
Compensation Committee Member Retainer: $7,500
•Audit Committee Chair Retainer: $20,000
Audit Committee Member Retainer: $10,000
•Governance & Nomination Committee Chair Retainer: $10,000
Governance & Nomination Committee Member Retainer: $5,000
•Standing Research Committee Chair Retainer: $15,000*
Standing Research Committee Member Retainer: $7,500*
(*the Standing Research Committee was disbanded as of June 16, 2021)

In addition to the cash retainers set out above, non-employee directors are entitled to an annual equity grant equivalent to $200,000 stock options and an equity grant equivalent to $340,000 upon the election or appointment of a new Board member.
The changes to retainers that were made on May 21, 2021 noted above were made by the Board upon the recommendation of the Compensation Committee following consultation with WTW (including a review of compensation paid to the directors in the Company’s peer group). These increases were determined to be appropriate based on a review of market practices for the Company's peers in terms of compensation for directors as a whole.

All of the director options are exercisable for ten years and vest in equal amounts over 12 months.

TRANSACTIONS WITH RELATED PERSONS
Certain Related-Person Transactions
Described below are all transactions occurring since January 1, 2021 to which we were a party and in which (i) the amounts involved exceeded or will exceed $120,000, and (ii) a director, executive officer, holder of more than 5% of our outstanding common shares, or any member of such person’s immediate family had or will have a direct or indirect material interest, other than the equity and other compensation agreements that are described under “Executive Compensation” and “Director Compensation.” We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions with unrelated third parties.
Indemnification agreements
Our constating documents permit us to exculpate, indemnify and insure each of our directors and executive officers to the fullest extent permitted by the ABCA. We have entered into indemnification agreements with each of our directors and executive officers, undertaking to indemnify them to the fullest extent permitted by law, to the extent that these liabilities are not covered by insurance. We have also obtained Directors and Officers insurance for each of our executive officers and directors.

Policies and Procedures for Transactions with Related Persons
We adopted a written related person transaction policy that sets forth our procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of our policy only, a “related person transaction” is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to us as an employee or director are not covered by this policy. A “related person” is any executive officer, director or beneficial owner of more than 5% of any class of our voting securities, including any of their immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, our management must present information regarding the related person transaction to our Audit Committee or, if Audit Committee approval would be inappropriate, to another independent body of our Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, interests, direct and indirect, of the related persons, benefits to us of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, we will collect information that we deem reasonably necessary from each director, executive officer and, to the extent feasible, significant shareholder to enable us to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under our Code of Conduct, our employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, our Audit Committee, or other independent body of our Board, is required to take into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to us;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, our Audit Committee, or other independent body of our Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, our best interests and those of our shareholders, as our Audit Committee, or other independent body of our Board, determines in the good faith exercise of its discretion.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements or other annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
This year, a number of brokers with account holders who are shareholders will be “householding” our proxy statement. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement or other annual meeting materials, please notify your broker or the Company. Direct your written request to Aurinia Pharmaceuticals Inc, Secretary, #1203 - 4464 Markham Street, Victoria, BC V8Z 7X8 Canada or call (250) 708-4272. Shareholders who currently receive multiple copies of the proxy statement or other annual meeting materials at their addresses and would like to request “householding” of their communications should contact their bank, broker or other nominee or the Company at the address above.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

The Company has had no material transaction with an "informed person" (as that term is defined under applicable Canadian securities laws) any proposed director of the Company, or any associate or affiliate of any informed person or proposed director.

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON

Except as described in this Proxy Statement/Circular, no (i) person who has been a director or executive officer of the Company at any time since the beginning of Company’s the last financial year, (ii) proposed nominees for director, or (iii) associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting (other than the election of directors).
OTHER MATTERS
The Board, at the time of the preparation of this Proxy Statement/Circular, knows of no other matters to come before the Meeting other than that referred to herein. If any other matters should properly come before the Meeting, the persons named in the proxy card will have discretionary authority to vote all proxies in accordance with his or her best judgment.

Financial information is provided in the Company’s audited financial statements and management’s discussion and analysis for its most recently completed financial year (each as included in the Company’s 2021 Annual Report, which was filed on February 28, 2022). Copies of these documents and additional information relating to the Company are available on the Company’s website www.auriniapharma.com, on SEDAR at www.sedar.com or at EDGAR at www.sec.gov.
By Order of the Board of Directors

/s/ Peter Greenleaf

Peter Greenleaf
April 15, 2022

Appendix A

AURINIA PHARMACEUTICALS INC.

MANDATE OF THE BOARD OF DIRECTORS

A.    Introduction
The primary responsibility of the board of directors (“Board”) of Aurinia Pharmaceuticals Inc. (the “Company”) is to oversee the management of the business and to pursue the best interests of the Company. The Board has plenary power and exercises overall responsibility for the management and supervision of the affairs of the Company.
B.    Board Size and Criteria
The Board must consist of such a number of directors within the limits as set out in the company’s articles of incorporation. The By-laws of the Company require that at least two (2) of the Company's directors must not be officers or employees of the Company or a subsidiary of the Company. A majority of the directors of the Board shall be independent within the meaning of applicable securities laws.
C.    Board Meetings
In order for the Board to transact business, a majority of the directors must be present. The Board shall meet on a regular basis and shall schedule a sufficient number of meetings (whether in person, by teleconference or other means permitted by applicable law) to carry out its mandate, which shall occur at least once each quarter.
D.    Reports from Committees/Subsidiaries
Unless waived by the Board, each committee chair shall provide a report to the Board on material matters considered by the committee at the first regularly scheduled Board meeting after the committee's meeting. Each board of a material subsidiary that does not have the same directors as the Board shall provide a report to the Board on material matters considered by the subsidiary board at the first Board meeting after the subsidiary's meeting.
E.    Chairman
The Board shall appoint a Chairman of the Board who shall have responsibility to ensure that the Board discharges its duties and responsibilities. Where it is not appropriate for the chair to be an independent director, the Board should consider whether it should appoint an independent director to act as a lead director. The Board shall develop a written position description delineating the chair’s role.
F.    Outside Advisors
The Board shall have the authority to retain, at the Company's expense, independent advisors and consultants to advise the Board as it determines necessary to carry out its duties and to fix the remuneration of such advisors and consultants. The Board may request any officer or employee of the Company, or the Company's internal or external auditors or legal counsel to attend a meeting of the Board or to meet with any directors of, or consultants to, the Board.
G.    Governance
The Board has responsibility for developing the Company's approach to governance issues although the Governance & Nomination Committee plays a key role by recommending and reporting on governance issues, including ethical conduct, to the Board. The Board may delegate specific governance issues to other committees of the Board. The Board is responsible for establishing the appropriate procedures to ensure that the Board, Board committees and individual directors can function independently of management.
H.    General Duties
It is the duty of the directors of the Company to manage, or supervise the management of, the business and affairs of the Company. In exercising his or her duties, every director shall act honestly and in good faith with a view to the best interests of the Company and exercise the care, diligence and skill that a reasonably prudent person would exercise in similar circumstances. Each director is expected to attend all regularly scheduled meetings of the Board and all of the committees on which they serve and to be prepared for such meetings by reviewing materials provided in advance of meetings. Each director shall also comply with the provisions of the Business Corporations Act (Alberta), and the By-laws of the Company.
I.    Directors' Duties and Responsibilities
The Board has responsibility for stewardship of the Company, including:
•to the extent feasible, satisfying itself as to the integrity of the Chief Executive Officer (the "CEO") and the Company’s other executive officers and that the CEO and other executive officers create a culture of integrity throughout the organization;
•adopting a strategic planning process and approving, on at least an annual basis, a strategic plan which takes into account, among other things, the opportunities and risks of the business;
•the identification of the principal risks of the Company's business, and ensuring the implementation of appropriate systems to manage these risks;
•overseeing succession planning (including appointing, training and monitoring senior management);
•adopting a communication and disclosure policy for the Company;
•overseeing the Company's internal control and management information systems;
•developing the Company's approach to corporate governance, including developing a set of corporate governance principles and guidelines that are specifically applicable to the Company; and
•reviewing and disclosing, no less than annually, measures for receiving feedback from stakeholders.

In addition to the above, the Board shall:

•with the assistance of the Compensation Committee, review and ratify the employment, appointment, grade levels and compensation of the executive employees of the Company, or any additional employees directly reporting to the CEO, and approve all senior officer appointments;
•with the assistance of the Compensation Committee, develop a position description for the CEO, which together with other board approved policies and practices, should provide for a definition of the limits to management's responsibilities, and approve the objectives of the Company to be met by the CEO;

•with the assistance of the Compensation Committee, ensure the performance of the CEO is evaluated at least annually;
•with the assistance of the Governance & Nomination Committee, develop a process to evaluate the effectiveness of each director and the Board as a whole on no less than an annual basis;
•review and approve the strategic plan, the annual business plan and accompanying capital plan and financial operations budget, including all material capital expenditures;
•approve material divestitures, acquisition and financial commitments;
•with the assistance of the Audit Committee, approve the annual audited financial statements, management’s discussion on such financial statements ("MD&A"), report on Form 10-K, management information circular and other annual public documents of the Company required by applicable securities laws;
•with the assistance of the Audit Committee (such assistance including the delegated authority to perform this function itself), approve the quarterly reports to the shareholders, including the unaudited interim quarterly statements and the quarterly MD&A;
•determine the content and frequency of management reports;
•review any recommendations from regulators or the external auditors respecting their assessment of the effectiveness of the internal controls that come to their attention in the conduct of their work; and
•ensure an independent audit/inspection function is in place to monitor the effectiveness of organizational and procedural controls.

Further the Board will also consider periodically or annually as the case may be:
1.In Respect of Operations of the Board, with the assistance of the Governance & Nomination Committee:
(i)assess the needs of the Board with respect to the conduct of the affairs of the Board, including
(a)the size of the Board;
(b)the frequency and location of Board and committee meetings;
(c)procedures for establishing meeting agendas and the conduct of meetings;
(d)the availability, relevance and timeliness of discussion papers, reports and other information required by the Board;
(ii)    recommend at the first meeting of the Board following each annual meeting, the allocation of directors to each of the Board committees and thereafter, where a vacancy occurs at any time in the membership of any Board committee, recommend a particular director to the Board to fill such vacancy;
(iii)    oversee continuing education for all directors in respect to the Company; and
(iv)    oversee the relationship between the Board on the one hand and officers of the Company on the other hand and, if appropriate, make recommendations with a view to ensuring that the Board is able to function independently of management.

2.    In Respect of Governance, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the Company's approach to governance issues;
(ii)    review periodically the mandate for the Board and the positions description for the Chairman of the Board, the President and CEO, and the Chief Financial Officer (“CFO”) of the Company;
(iii)    review periodically the charters of the committees of the Board and, where appropriate, make recommendations thereon including changes in the role, size, composition and structure of the committees;
(iv)    conduct periodic surveys of directors with respect to their views on the effectiveness of the Board, the Chairman of the Board, each committee of the Board and its Chair and individual directors;

(v)    evaluate periodically the performance of the Chairman of the Board and the Chair of each committee and the performance and contribution of individual directors, having regard for the mandate for the Board and position description for the Chairman of the Board and the results of surveys of the directors, attendance at Board and Board committee meetings and overall contribution;
(vi)    assess the effectiveness and review the performance of the Board as a whole and each committee of the Board;
(vii)    review the Company's director qualification criteria including the number of boards on which directors may sit, director tenure, retirement and succession;
(viii)review the procedure to enable an individual director to engage an outside advisor at the expense of the Company; and
(ix)    recommend policies regarding succession in the event of an emergency or the retirement of the Chairman of the Board, CEO, and/or CFO of the Company.

3.    In Respect of Board Composition and Director Nominations, with the assistance of the Governance & Nomination Committee:
(i)    review periodically the competencies, skills and personal qualities required of directors in order to add value to the Company, in light of
(a)    the activities of the Company and the nature of its investments;
(b)    the need to ensure that a majority of the Board is comprised of independent directors within the meaning of applicable laws;
(c)    the constating documents of the Company;
(d)    the Company's governance guidelines;
(ii)    review the competencies, skills and personal qualities of each existing director, and the contributions made by the director to the effective operation of the Board and any significant change in the primary occupation of the director;
(iii)    ensure candidates understand the demands and expectations of a director of the Company and the role of the Board and its committees; and
(iv)    oversee an orientation program to familiarize new directors with the business and operations of the Company, including the reporting structure, strategic plans, significant financial, accounting and risk issues and compliance policies, management and the external auditors.

4.    In Respect of Reporting and Disclosure Requirements, with the assistance of the Governance & Nomination Committee:

(i)        review and approve the annual corporate governance report to be made in the proxy circular prepared in connection with the Company's annual meeting describing the corporate governance practices of the Company with reference to applicable securities law requirements;
(ii)        review and approve the statement of executive compensation to be made in the proxy circular prepared in connection with the Company's annual meeting;
(iii)        review at least annually the "Corporate Disclosure Policy" of the Company;
(iv)        review at least annually the "Code of Ethics & Conduct" of the Company;
(v)        review at least annually the "Whistleblower Policy" of the Company;
(vi)        review at least annually the "Fraud Policy" of the Company;
(vii)        review at least annually the “Diversity Policy” of the Company;
(viii)    review at least annually the “Indemnity Policy” of the Company;
(ix)        review at least annually the "Terms of Reference for the Chairman of the Board";

(x)        review at least annually the "Mandate of the Board of Directors";
(xi)        review at least annually the position description for the CEO of the Company;
(xii)        review at least annually the position description for the CFO of the Company;
(xiii)    review at least annually the "Audit Committee Charter";
(xiv)    review at least annually the "Compensation Committee Charter";
(xv)        review at least annually the “Governance & Nomination Committee Charter”;
(xvi)    review at least annually the “Disclosure Committee Charter”;
(xvii)    review at least annually the "Insider Trading Policy"; and
(xviii)    review at least annually the “Majority Voting Policy.”

Appendix B

STATEMENT OF CANADIAN CORPORATE GOVERNANCE PRACTICES
The Company is committed to the highest standards of corporate governance. The Board and each of its committees have continued to refine the Company’s governance policies and procedures in light of recent regulatory initiatives that have been adopted to improve corporate governance.
Effective June 30, 2005, National Instrument 58-101 Disclosure of Corporate Governance Practices ("NI 58-101") and National Policy 58-201 Corporate Governance Guidelines ("NP 58-201") were adopted in Canada. NI 58-101 requires issuers to disclose the corporate governance practices that they have adopted. NP 58-201 provides guidance on corporate governance practices. The following disclosure is completed in respect of the requirements of the Canadian securities instruments NI 58-101 and NP 58-201, and may not reflect corporate governance standards from a United States perspective.
The Board will continue to review the Company’s corporate governance practices on an ongoing basis in response to the evolving regulatory standards.
Further information on the Company's corporate governance practices is set out under the heading "Information Regarding the Board of Directors and Corporate Governance" earlier in this Proxy Statement/Circular.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
1. Board of Directors – Disclose how the board of directors (the "Board") facilitates its exercise of independent supervision over management, including:	The Board has reviewed the independence of each director of the Company as defined in NI 58-101. A director who is independent has no direct or indirect material relationship with the Company, including a relationship, which in the view of the Board could reasonably interfere with the director’s exercise of independent judgment. After having reviewed the role and relationships of each director, the Board has determined that, pursuant to NI 58-101 alone, the following directors nominated by management for election to the Board are independent, namely:

(a) the identity of directors that are independent.	Dr. George M. Milne, Jr. Dr. David R.W. Jayne Joseph P. Hagan R. Hector MacKay-Dunn Jill Leversage Timothy P. Walbert Dr. Brinda Balakrishnan
(b) the identity of directors who are not independent, and the basis for that determination.	Peter Greenleaf	Peter Greenleaf is considered to have a material relationship with the Company by virtue of being the President and CEO of the Company.
Dr. Daniel Billen
Daniel Billen is considered to not be independent pursuant to applicable Canadian securities laws by virtue of having been a consultant to the Company in the past three years and based on the compensation he received in that role. Dr. Billen is deemed to be independent pursuant to the rules of Nasdaq and under the Exchange Act, as described earlier in the Proxy Statement/Circular.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
(c)    whether or not a majority of the directors are independent. If a majority of directors are not independent, describe what the Board does to facilitate its exercise of independent judgment in carrying out its responsibilities.
A majority (78.8%) of the Board is independent pursuant to NI 58-101.
(d)    If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.

This information is disclosed in the attached proxy under "Information Regarding the Board Of Directors and Corporate Governance - Other Board Membership”.
(e)    Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year. If the independent directors do not hold such meetings, describe what the board does to facilitate open and candid discussion among its independent directors.
The independent directors hold in camera meetings following every regularly scheduled meeting of the Board, as well as any other time the independent directors deem appropriate.
(f)    Disclose whether or not the chair of the board is an independent director. If the board has a chair or lead director who is an independent director, disclose the identity of the independent chair or lead director, and describe his or her role and responsibilities. If the board has neither a chair that is independent nor a lead director that is independent, describe what the board does to provide leadership for its independent directors.

Dr. George M. Milne, Jr. who has served as an independent director since May 8, 2017, was appointed as Chairman of the Board on April 29, 2019. The Chairman’s primary responsibility is managing the affairs of the Board including ensuring the Board is organized properly, functions effectively, and meets it obligations and responsibilities as set out in the by-laws of the Company and its mandate. The Chairman works to ensure effective relations with the Board, shareholders, other stakeholders and the public.

(g) Disclose the attendance record of each director for all board meetings held since the beginning of the issuer’s most recently completed financial year.	This information is disclosed in the proxy statement under the heading “Information Regarding the Board Of Directors and Corporate Governance - Meetings of the Board of Directors”.
2. Board Mandate – Disclose the text of the board’s written mandate. If the board does not have a written mandate, describe how the board delineates its role and responsibilities.	A copy of the mandate of the Board is attached to this proxy statement as Appendix A.
3.    Position Descriptions –
(a)    Disclose whether or not the board has developed written position descriptions for the chair and the chair of each board committee. If the board has not developed written position descriptions for the chair and/or the chair of each board committee, briefly describe how the board delineates the role and responsibilities of each such position.
The Board has developed written position descriptions for the Chairman of the Board and the Chair of each committee of the Board. These position descriptions are reviewed on an annual basis.
(b)    Disclose whether or not the board and CEO have developed a written position description for the CEO. If the board and CEO have not developed such a position description, briefly describe how the board delineates the role and responsibilities of the CEO.
The Board and the CEO have developed a written position description for the CEO. The position description is reviewed on an annual basis.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
4.    Orientation and continuing Education –
(a)    Briefly describe what measures the board takes to orient new directors regarding:
(i)    the role of the board, its committees and its directors;
(ii)    the nature and operation of the issuer’s business.
(b)    Briefly describe what measures, if any, the board takes to provide the continuing education for its directors. If the board does not provide continuing education, describe how the board ensures that its directors maintain the skill and knowledge necessary to meet their obligations as directors.

The Company has not implemented a formal orientation process for its new directors; however new directors are given the opportunity to individually meet with senior management to improve their understanding of the Company’s business. Newly appointed directors receive an onboarding package and are also provided with reference materials describing the Company’s organizational structure, the structure of the Board and its committees, corporate policies, articles and by-laws, as well as other Board materials. In addition, regardless of whether a meeting of the Board is scheduled, all directors regularly receive information on the Company’s operations, including a report on corporate development activities, operations reports, a financial overview and other pertinent information. All Company executives are available for discussions with directors concerning any questions or comments which may arise between meetings. Yearly the Board solicits feedback from the directors on potential continuing education topics and makes appropriate information available to the directors on such topics.

5.    Ethical Business Conduct –
(a)    Disclose whether or not the board has adopted a written code for the directors, officers and employees. If the board has adopted a written code:
(i)    disclose how a person or company may obtain a copy of the code;
(ii)    describe how the board monitors compliance with its code, or if the board does not monitor compliance, explain whether and how the board satisfies itself regarding compliance with its code;
(iii)    provide a cross-reference to any material change report filed since the beginning of the issuer’s most recently completed financial year that pertains to any conduct of a director or executive officer that constitutes a departure from the code.
(b)    Describe any steps the board takes to ensure directors exercise independent judgment in considering transactions and agreements in respect of which a director or executive officer has a material interest.
(c)    Describe any other steps the board takes to encourage and promote a culture of ethical business conduct.

The Board believes that a culture of strong corporate governance and ethical business conduct must be endorsed by the Board and the executive officers. The Code of Conduct addresses many areas of business conduct and provides a procedure for employees to raise concerns or questions regarding questionable audit or accounting matters. The Code of Conduct is available on the Company’s website at www.auriniapharma.com.
All employees have a duty to report to the Company’s management any violations of the Code of Conduct. Allegations will be investigated by the appropriate personnel. Please also see the disclosure under the heading “Corporate Responsibility – Ethical business conduct” in this Proxy Statement/Circular for further information on how the Board monitors compliance with the Code of Conduct.
There were no material violations of the Code of Conduct in
2021 that required the filing of a material change report.

For any transactions where a director or executive officer
has a material interest, the Board ensures the member
discloses such interest and discusses the transaction only
once the applicable person is not in attendance.
The Company has adopted a Corporate Disclosure Policy, which is reviewed annually, as well as Fraud and Whistleblower policies. Quarterly financial packages are reviewed and approved by the Audit Committee. The Annual financial package is reviewed by the Audit Committee prior to being recommended for Board approval and CEO/CFO certification of annual/interim filings.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
6.    Nomination of Directors –
(a)    Describe the process by which the board identifies new candidates for board nomination.
(b)    Disclose whether or not the board has a nominating committee composed entirely of independent directors. If the board does not have a nominating committee composed entirely of independent directors, describe what steps the board takes to encourage an objective nominating process
(c)    If the board has a nominating committee, describe the responsibilities, powers and operation of the nominating committee.

The Board reviews, on an annual basis, both the size and composition of the Board. In considering nominees for election to the Board, the Board takes into account geographic diversity, and considers the primary markets in which the Company operates, the expertise and experience necessary to support the Company’s strategy and operations and requirements for its Board imposed by law. The Board considers matters as a candidate’s integrity, independence, and residency. The Board then assesses each potential nominee against the criteria developed by the Board.
The Governance & Nomination Committee, with the assistance of the other members of the Board and of management, is responsible for identifying nominees for election to the Board. The Governance & Nomination Committee is comprised of three directors who are independent.

7.    Compensation –
(a)    Describe the process by which the board determines the compensation for the issuer’s directors and officers.
(b)    Disclosure whether or not the board has a Compensation Committee composed entirely of independent directors. If the board does not have a Compensation Committee composed entirely of independent directors, describe what steps the board takes to ensure an objective process for determining such compensation.
(c)    If the board has a Compensation Committee, describe the responsibilities, powers and operation of the Compensation Committee.

The remuneration paid to the directors and officers is reviewed each year by the Compensation Committee. The level of remuneration is designed to provide a competitive level of remuneration. The Compensation Committee is comprised of four independent directors.
The mandate of this Committee in respect of compensation matters specifically sets out the following duties and responsibilities:
In respect of Director Compensation and Protection:
(a)    Review periodically director compensation and recommend compensation terms that adequately reflect the responsibilities being assumed by the directors, the Chair of the Board, and Chairs of the committees of the Board and members;
(b)    Administer, review, and recommend on all policies of or agreements by the Company with respect to the indemnification by the Company of its directors and officers, if any.
In respect of the Company’s Officers and Employees and Compensation Plans:
(a)    Review and recommend to the Board the employment, appointment, and compensation arrangements of the CEO of the Company, and in conjunction with the CEO, the employment and appointment of the top executives of the Company and their compensation arrangements, and make changes in these arrangements upon annual reviews of their performance;
(b)    Review with the CEO the position descriptions for the executive employees, ensuring they remain current and accurate;
(c)    Oversee the evaluation of the Company’s CEO;

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures

(d)    Review the CEO’s evaluation of the performance of the employees of the Company, and the CEO’s recommendations with respect to the amount of compensation to be provided to such employees;
(e)    Review the equity compensation plans of the Company for the benefit of employees of the Company and its subsidiaries; review and approve corporate goals and objectives relevant to the CEO and senior management’s compensation, evaluate the CEO and senior management’s performance in light of those goals and objectives, and make recommendations with respect to the CEO and senior executives’ compensation levels based on this evaluation; and make recommendations with respect to the CEO and senior executives’ compensation, incentive-compensation plans and equity-based plans; and
(f)    Administer, review and recommend the stock option plans and awards of the Company.

8. Other Board Committees – If the board has standing committees other than the audit, compensation and governance and nominating committees, identify the committees and describe their function.
The Company created a Standing Research Committee effective March 13, 2018. The committee consisted of three independent directors, Dr. Michael Hayden (Chair), Dr. David Jayne, and Timothy P. Walbert, and one non-independent (according to applicable Canadian securities laws) director, Dr. Daniel Billen. The mandate of the committee was to support the Company’s research initiatives, provide independent review of internal and external programs, and review additional new opportunities, as required. The Standing Research Committee was disbanded on June 16, 2021.

9.    Assessments – Disclose whether or not the board, its committees and individual directors are regularly assessed with respect to their effectiveness and contribution. If assessments are regularly conducted, describe the process used for the assessments. If assessments are not regularly conducted, describe how the board satisfies itself that the board, its committees, and its individual directors are performing effectively.

Directors annually provide responses to a self-assessment of the Board as a whole, any committees on which they participate, as well as their own performance as a director. These assessments are provided to the Governance and Nomination Committee on an anonymous aggregated basis for review. The Governance and Nomination Committee reviews the aggregate reports, and determines if any changes to the Board or any of the committees is warranted. The Governance and Nomination Committee then reports to the Board with respect to the results of the assessments and any recommendations the Governance and Nomination Committee believes appropriate resulting from the assessments.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
10.    Director Term Limits and Other Mechanisms of Board Renewal (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether or not the issuer has adopted term limits for the directors on its board or other mechanisms of board renewal and, if so, include a description of those director term limits or other mechanisms of board renewal. If the issuer has not adopted director term limits or other mechanisms of board renewal, disclose why it has not done so.

The Company has not adopted term limits or other mechanisms for Board renewal. The Board has recently gone through an extensive renewal process. Given this recent renewal of the Board, the Company does not consider it appropriate to implement term limits or other mechanisms of Board renewal at this time.

11.    Policies Regarding the Representation of Women on the Board (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose whether the issuer has adopted a written policy relating to the identification and nomination of women directors. If the issuer has not adopted such a policy, disclose why it has not done so.
(b)    If an issuer has adopted a policy referred to in (a), disclose the following in respect of the policy:
(i)    a short summary of its objectives and key provisions,
(ii)    the measures taken to ensure that the policy has been effectively implemented,
(iii)    annual and cumulative progress by the issuer in achieving the objectives of the policy, and
(iv)    whether and, if so, how the board or its nominating committee measures the effectiveness of the policy.

The Company has adopted a written policy with respect to the identification and nomination of female directors (the "Diversity Policy"). The Diversity Policy requires that the Board consider diversity on the Board from a number of aspects, including but not limited to gender, age, ethnicity and cultural diversity. In addition, when assessing and identifying potential new members to join the Board or the Company’s executive team, the Board shall consider the current level of diversity on the Board and the executive team. The Board has followed the Diversity Policy in considering potential candidates for election and appointment of members of the Board and the executive team.

The Governance and Nomination Committee regularly
considers the Diversity Policy and the diversity needs of the
Company and reports to the Board as needed on the Company’s advancements related to this policy. In connection with such review, the Governance and Nomination Committee will consider the effectiveness of the Company’s approach to diversity and will recommend to the Board any changes that it considers appropriate.

12.    Consideration of the Representation of Women in the Director Identification and Selection Process (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the board or nominating committee considers the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board. If the issuer does not consider the level of representation of women on the board in identifying and nominating candidates for election or re-election to the board, disclose the issuer's reasons for not doing so.

Pursuant to the Diversity Policy, the Board does consider and evaluate the representation of women on the Board when identifying and nominating candidates for election and re-election to the Board. Jill Leversage was appointed to the Board in November 2019, and Dr. Brinda Balakrishnan was appointed to the Board in June 2021. However, the Company focuses its search for new directors primarily based on the qualification of potential candidates, not specifically based on gender.

Corporate Governance Disclosure Requirements	The Company’s Governance Procedures
13.    Consideration Given to the Representation of Women in Executive Officer Appointments (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) – Disclose whether and, if so, how the issuer considers the level of representation of women in executive officer positions when making executive officer appointments. If the issuer does not consider the level of representation of women in executive officer positions when making executive officer appointments, disclose the issuer's reasons for not doing so.

Pursuant to the Diversity Policy, the Board does consider and evaluate the representation of women in the Company’s executive officer positions when identifying and nominating candidates for appointment as executive officers. However, the Company focuses its search for new executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

14.    Issuer's Targets Regarding the Representation of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    For purposes of this Item, a "target" means a number or percentage, or a range of numbers or percentages, adopted by the issuer of women on the issuer's board or in executive officer positions of the issuer by a specific date.
(b)    Disclose whether the issuer has adopted a target regarding women on the issuer's board. If the issuer has not adopted a target, disclose why it has not done so.
(c)    Disclose whether the issuer has adopted a target regarding women in executive officer positions of the issuer. If the issuer has not adopted a target, disclose why it has not done so.
(d)    If the issuer has adopted a target referred to in either (b) or (c), disclose:
(i)    the target, and
(ii)    the annual and cumulative progress of the issuer in achieving the target.

The Company has not established a target for the representation of women on the Board or in executive officer positions of the Company by a specific date. The Company does not think it is appropriate to set targets because the Company focuses its search for new directors and executive officers primarily based on the qualification of potential candidates, not specifically based on gender.

15.    Number of Women on the Board and in Executive Officer Positions (Manitoba, New Brunswick, Newfoundland and Labrador, Northwest Territories, Nova Scotia, Nunavut, Ontario, Québec and Saskatchewan only) –
(a)    Disclose the number and proportion (in percentage terms) of directors on the issuer's board who are women.
(b) Disclose the number and proportion (in percentage terms) of executive officers of the issuer, including all major subsidiaries of the issuer, who are women.

As at the date of this Proxy Statement/Circular, two (22.2%) of the Company’s directors are women.

As at the date of this Proxy Statement/Circular, none (0%) of the Company’s executive officers, including the Company’s major subsidiaries, is a woman.

Aurinia™

Computershare

8th Floor, 100 University Avenue
Toronto, Ontario M5J 2Y1
www.computershare.com

000001

Mr A Sample
Designation (if any)
Add1
Add2
add3
add4
add5
add6

**Security Class**
COMMON SHARES

**Holder Account Number**

C1234567890 XXX

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## Form of Proxy - Annual General Meeting to be held on Tuesday, May 17, 2022

## This Form of Proxy is solicited by and on behalf of Management and the Board of Directors.

### Notes to proxy

1. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the Management Nominees whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see reverse).**
2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.
3. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
4. If a date is not inserted in the space provided on the reverse of this proxy, It will be deemed to bear the date on which it was received by the scrutineer.
5. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the board of directors.**
6. The securities represented by this proxy will be voted in favour, or withheld or abstain from voting, or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for. If you have specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
7. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting and Management Information Circular and Proxy Statement ("Proxy Statement/Circular") or other matters that may properly come before the meeting or any adjournment or postponement thereof, unless prohibited by law.
8. This proxy should be read in conjunction with the accompanying documentation provided by Management.

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**Proxies submitted must be received by 12:00 pm, Eastern Time, on Friday, May 13, 2022**

## VOTE USING THE TELEPHONE OR INTERNET 24 HOURS A DAY 7 DAYS A WEEK!

**To Vote Using the Telephone**

- Call the number listed BELOW from a touch tone telephone.

**1-866-732-VOTE (8683) Toll Free**

**To Vote Using the Internet**

- Go to the following web site: www.investorvote.com
- **Smartphone?** Scan the QR code to vote now.

**To Receive Documents Electronically**

- You can enroll to receive future securityholder communications electronically by visiting www.investorcentre.com.

**To Virtually Attend the Meeting**

- You can attend the meeting virtually by visiting the URL provided on the back of this document.

**If you vote by telephone or the Internet, DO NOT mail back this proxy.**

**Voting by mail** may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual.
**Voting by mail or by Internet** are the only methods by which a holder may appoint a person as proxyholder other than the Management Nominees named on the reverse of this proxy.

**To vote by telephone or the Internet, you will need to provide your CONTROL NUMBER listed below.**

**CONTROL NUMBER 123456789012345**

01TLED

CPUQC01.E.INT/000001/i1234

MR SAM SAMPLE

C1234567890

XXX 123

## Appointment of Proxyholder

**I/We being holder(s) of securities of Aurinia Pharmaceuticals Inc. (the "Company") hereby appoint:** Mr. Peter Greenleaf, President, Chief Executive Officer and Director of the Company, or failing this person, Dr. George M. Milne, Director and Chairman of the Board of the Company (the "Management Nominees")

OR

**Print the name of the person you are appointing if this person is someone other than the Management Nominees listed herein.**

**Note: If completing the appointment box above YOU MUST go to http://www.computershare.com/Aurinia and provide Computershare with the name and email address of the person you are appointing. Computershare will use this information ONLY to provide the appointee with a user name to gain entry to the online meeting.**

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as recommended by the board of directors) and on all other matters that may properly come before the Annual General Meeting of shareholders of the Company to be held as a virtual-only meeting via live webcast online at https://web.lumiagm.com/435513610, Password: aurinia2022 on Tuesday, May 17, 2022 at 12:00 pm, Eastern Time and at any adjournment or postponement thereof.

**VOTING RECOMMENDATIONS ARE INDICATED BY HIGHLIGHTED TEXT OVER THE BOXES.**

### 1. Election of Directors

| | For | Withhold | | For | Withhold | | For | Withhold |
|---|---|---|---|---|---|---|---|---|
| 01. Dr. George M. Milne | ☐ | ☐ | 02. Mr. Peter Greenleaf | ☐ | ☐ | 03. Dr. David R.W. Jayne | ☐ | ☐ |
| 04. Mr. Joseph P. Hagan | ☐ | ☐ | 05. Dr. Daniel G. Billen | ☐ | ☐ | 06. Mr. R. Hector MacKay-Dunn | ☐ | ☐ |
| 07. Ms. Jill Leversage | ☐ | ☐ | 08. Mr. Timothy P. Walbert | ☐ | ☐ | 09. Dr. Brinda Balakrishnan | ☐ | ☐ |

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### 2. Appointment of Auditors

For Against Abstain

### 3. Advisory Resolution on Executive Compensation

For Against Abstain

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### Signature of Proxyholder

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. **If no voting instructions are indicated above, and the proxy appoints the Management Nominees, this Proxy will be voted as recommended by the board of directors.**

**Signature(s)**

**Date**

DD / MM / YY

**Interim Financial Statements** – Mark this box if you would like to receive interim financial statements and accompanying Management's Discussion and Analysis by mail. ☐

**Annual Financial Statements** – Mark this box if you would NOT like to receive the Annual Financial Statements and accompanying Management's Discussion and Analysis by mail. ☐

If you are not mailing back your proxy, you may register online to receive the above financial report(s) by mail at www.computershare.com/mailinglist.

ISAQ 334886 XXXX AR2 999999999999

01TLFD